UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10331

Name of Fund:	BlackRock California Municipal Income Trust (BFZ)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal Income Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2023

Date of reporting period: 01/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended January 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strong U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

While we favor an overweight to equities in the long-term, several factors lead us to take an underweight stance on equities overall in the near term. We believe that higher input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, while the market’s concerns over excessive rate hikes could remain until the Fed indicates that its tightening cycle has ended. Nevertheless, we see opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(0.44)%	(8.22)%

U.S. small cap equities (Russell 2000® Index)	3.25	(3.38)

International equities (MSCI Europe, Australasia, Far East Index)	9.52	(2.83)

Emerging market equities (MSCI Emerging Markets Index)	4.92	(12.12)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.58	1.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.60)	(11.62)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.37)	(8.36)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.73	(3.25)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.46	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview  For the Reporting Period Ended January 31, 2023

Municipal Market Conditions

Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by surging inflation and aggressive Fed policy tightening. The market experienced a drawdown on par with some of the worst on record as the U.S. central bank delivered 425bps of rate hikes at the fastest pace in history. However, growing expectations for a pause in policy tightening later in the period offered a reprieve. Strong credit fundamentals, bolstered by robust revenue growth and elevated fund balances, drove positive excess returns versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and higher-rated bonds outperformed.

During the 12 months ended January 31, 2023, municipal bond funds experienced net outflows totaling $141 billion (based on data from the Investment Company Institute), marking the largest outflow cycle on record. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $347 billion in issuance, below the $453 billion issued during the prior 12-months. New issue oversubscriptions waned as sentiment turned less constructive.

Bloomberg Municipal Bond Index Total Returns as of January 31, 2023 6 months: 0.73% 12 months: (3.25)%

A Closer Look at Yields

AAA Municipal Yield Curves

From January 31, 2022, to January 31, 2023, yields on AAA-rated 30-year municipal bonds increased by 125 basis points (“bps”) from 1.95% to 3.20%, while ten-year rates increased by 64 bps from 1.55% to 2.19% and five-year rates increased by 83 bps from 1.22% to 2.05% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 2 bps. However, the curve remained relatively steep compared to the deeply inverted U.S. Treasury curve, which flattened by 150 bps.

The selloff experienced in early 2022 helped restore value to the asset class before outperformance in the latter half of the year stretched valuations across the curve. Municipal-to-Treasury ratios now sit below their 5-year averages, most notably in the front end of the curve.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and 2022. While revenue collections, particularly sales and personal income tax receipts, continue to be robust in an environment of higher inflation, growth may subside as inflation declines or the economy slows. In the meantime, prevailing higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. However, overall credit fundamentals are expected to remain sturdy. At this point, tax receipts could come under pressure although states with significant oil and gas production would benefit should prices remain elevated or rise. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2023. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of January 31, 2023 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Trust’s leverage if it deems such action to be appropriate. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of January 31, 2023	BlackRock California Municipal Income Trust (BFZ)

Investment Objective

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2023 ($11.47)(a)	3.56%
Tax Equivalent Yield(b)	7.76%
Current Monthly Distribution per Common Share(c)	$0.0340
Current Annualized Distribution per Common Share(c)	$0.4080
Leverage as of January 31, 2023(d)	34%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on February 1, 2023, was increased to $0.0390 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low

Closing Market Price	$ 11.47	$ 11.65	(1.55)%	$ 11.80	$ 10.07
Net Asset Value	13.25	13.41	(1.19)	13.54	11.54

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	0.87%	(8.03)%	1.86%	2.76%
Trust at Market Price(a)(b)	0.51	(10.83)	1.27	1.05
California Customized Reference Benchmark(c)	0.80	(3.19)	2.07	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The California Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed. California municipals performed in line with the national market.

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Trust Summary as of January 31, 2023 (continued)	BlackRock California Municipal Income Trust (BFZ)

The Trust’s holdings in higher-quality investment-grade securities with longer duration characteristics contributed to performance. (Duration is a measure of interest rate sensitivity.) The investment adviser purchased these securities later in the period after yields had risen and the market had reached more attractive valuation levels. The investment adviser also swapped out of lower-yielding holdings into bonds trading near or below par. These issues, which had a higher potential for appreciation, performed well in the rally that occurred in the latter half of the period.

The Trust continued to use U.S. Treasury futures in an effort to mitigate interest rate risk. This aspect of its strategy had a marginally positive effect on its performance.

On the negative side, positions in deeply discounted high yield bonds—which remained out of favor and did not participate in the late rally—detracted. This trend was especially notable among the Trust’s holdings in workforce housing bonds. The Trust’s use of leverage also detracted from performance due in part to the effect of rising borrowing costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

County/City/Special District/School District	30.1%
Transportation	18.5
Utilities	14.5
Health	14.1
State	8.3
Corporate	5.4
Education	4.2
Housing	2.5
Tobacco	2.4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	—%	(d)
2024	1.9
2025	0.7
2026	9.1
2027	15.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	01/31/23

AAA/Aaa	6.1%
AA/Aa	66.1
A	17.6
BBB/Baa	2.2
BB/Ba	0.1
N/R(f)	7.9

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)	Rounds to less than 0.1%.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

T R U S T S U M M A R Y	7

Trust Summary as of January 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT)

Investment Objective

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.

Trust Information

Symbol on New York Stock Exchange	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Yield on Closing Market Price as of January 31, 2023 ($22.22)(a)	3.05%
Tax Equivalent Yield(b)	5.15%
Current Monthly Distribution per Common Share(c)	$0.0564
Current Annualized Distribution per Common Share(c)	$0.6768
Leverage as of January 31, 2023(d)	33%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low

Closing Market Price	$ 22.22	$ 23.65	(6.05)%	$ 23.65	$ 20.30
Net Asset Value	24.00	24.27	(1.11)	24.38	22.15

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	0.58%	(3.74)%	3.52%	4.14%
Trust at Market Price(a)(b)	(4.44)	(8.32)	4.09	3.30

Customized Reference Benchmark(c)	0.95	(1.34)	2.64	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond 2030 Index (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) 2030 Total Return Index (10%). The Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

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Trust Summary as of January 31, 2023 (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Holdings in higher-quality A and AA rated bonds in the transportation, school districts and healthcare sectors with maturities in the 5- to 10-year maturity range generated the highest absolute returns. Conversely, positions in bonds rated BBB or below in the 12- to 15-year part of the yield curve were a modest drag on performance. Holdings in Puerto Rico Sales Tax zero-coupon bonds slightly underperformed the market and detracted from results.

At the close of the period, the Fund was underweight duration, had a cash weighting of 3.75%, and held a position in floating rate notes to help buffer the impact of rising interest rates. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Transportation	23.5%
Health	17.0
Corporate	16.3
County/City/Special District/School District	13.7
State	11.3
Utilities	7.6
Education	6.8
Tobacco	1.9
Housing	1.7
Other*	0.2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	3.3%
AA/Aa	36.9
A	38.6
BBB/Baa	9.3
BB/Ba	2.3
B	0.2
CCC/Caa	—(e)
N/R(f)	9.4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	11.7%
2024	6.1
2025	5.7
2026	16.2
2027	13.6

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 0.1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	9

Trust Summary as of January 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Investment Objective

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Trust primarily invests are either rated investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of January 31, 2023 ($11.52)(a)	4.01%
Tax Equivalent Yield(b)	8.74%
Current Monthly Distribution per Common Share(c)	$0.0385
Current Annualized Distribution per Common Share(c)	$0.4620
Leverage as of January 31, 2023(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0335 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low

Closing Market Price	$11.52	$12.58	(8.43)%	$12.94	$9.95
Net Asset Value	12.97	13.42	(3.35)	13.52	11.39

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	(0.92)%	(9.08)%	1.25%	2.57%
Trust at Market Price(a)(b)	(6.12)	(15.47)	1.17	1.30

California Customized Reference Benchmark(c)	0.80	(3.19)	2.07	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The California Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of January 31, 2023 (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed. California municipals performed in line with the national market.

The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) Holdings in high-quality bonds, especially those in the state tax-backed, local tax-backed and utilities sectors, also helped results.

Positions in longer-dated securities detracted due to their longer duration (interest rate sensitivity). Holdings in high yield and non-rated securities, particularly in the workforce housing sector, detracted at a time in which investors preferred higher-quality bonds. Positions in short-dated issues, including pre-refunded debt, underperformed due to weakness in bonds with maturities of ten years and below. This segment, which was richly priced relative to the overall market at the beginning of the period, underperformed despite a late rally. Positions in the education and healthcare sectors, particularly A rated and longer-duration issues, also detracted.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

County/City/Special District/School District	34.4%
Transportation	17.3
Health	14.0
Utilities	10.0
Education	9.9
State	7.0
Housing	5.2
Tobacco	1.1
Corporate	1.1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	5.3%
2024	2.0
2025	8.8
2026	9.8
2027	16.5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	9.6%
AA/Aa	56.3
A	18.7
BBB/Baa	3.4
BB/Ba	0.1
N/R(e)	11.9

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

T R U S T S U M M A R Y	11

Trust Summary as of January 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Investment Objective

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Trust primarily invests are either rated investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of January 31, 2023 ($10.43)(a)	3.85%
Tax Equivalent Yield(b)	6.50%
Current Monthly Distribution per Common Share(c)	$0.0335
Current Annualized Distribution per Common Share(c)	$0.4020
Leverage as of January 31, 2023(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0290 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low

Closing Market Price	$10.43	$11.45	(8.91)%	$11.90	$9.37
Net Asset Value	11.64	12.10	(3.80)	12.18	10.56

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	(1.39)%	(9.39)%	1.36%	2.65%
Trust at Market Price(a)(b)	(6.62)	(13.37)	0.52	1.49

National Customized Reference Benchmark(c)	0.57	(3.59)	2.24	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of January 31, 2023 (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond-market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) Allocations to the transportation and state tax-backed sectors contributed to performance, as did holdings in pre-refunded bonds. Positions in AAA and AA rated issues generated positive returns, as well. On the other hand, holdings in the healthcare sector and securities rated A and below detracted from results. Long-duration and low-coupon bonds (those with coupons below 5%) detracted from performance due to their higher interest rate sensitivity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Transportation	31.9%
State	14.4
County/City/Special District/School District	12.6
Health	12.1
Education	11.3
Utilities	5.8
Corporate	5.8
Housing	4.2
Tobacco	1.8
Other*	0.1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	24.7%
2024	5.7
2025	4.8
2026	6.2
2027	13.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	3.6%
AA/Aa	40.4
A	32.6
BBB/Baa	8.1
BB/Ba	2.4
B	0.4
N/R(e)	12.5

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2.1% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	13

Schedule of Investments (unaudited) January 31, 2023	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 126.1%

Corporate(a) — 8.1%
California Community Choice Financing Authority, RB
5.00%, 07/01/53	$18,500	$19,807,284
5.00%, 12/01/53	9,690	10,346,633
Series B-1, 4.00%, 02/01/52	2,500	2,536,245

		32,690,162

County/City/Special District/School District — 36.5%
Butte-Glenn Community College District, GO
Series C, 4.00%, 08/01/47	5,000	5,035,085
Series A, Election 2016, 5.25%, 08/01/46	1,420	1,536,633
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/40	300	317,213
4.00%, 09/02/50	240	215,457
5.00%, 09/02/50	240	249,186
Series C, 5.00%, 09/02/44	595	621,738
Chino Valley Unified School District, GO, Series B, 4.00%, 08/01/45	9,210	9,316,854
City & County of San Francisco California, GO
Series 2020, Class D-1, 4.00%, 06/15/46	2,500	2,552,270
Series 2020 D-1, 4.00%, 06/15/44	7,895	8,066,187
Series D-1, 4.00%, 06/15/41	1,215	1,243,509
Series D-1, 4.00%, 06/15/42	2,470	2,563,667
City & County of San Francisco California, Refunding COP, Class A, 4.00%, 04/01/40	9,635	9,774,823
Coast Community College District, GO, Series F, Election 2012, 0.00%, 08/01/40(b)	4,500	2,254,995
Corona-Norco Unified School District, GO
Series C, 4.00%, 08/01/49	6,315	6,332,802
Series B, Election 2014, 5.00%, 08/01/47	5,000	5,371,615
Escondido Union School District, GO, Series B, Election 2014, 4.00%, 08/01/47	2,500	2,493,158
Etiwanda School District, GO, Series A, Election 2016, 4.00%, 08/01/49	3,225	3,228,167
Folsom Cordova Unified School District, GO, Series D, (AGM), 4.00%, 10/01/44	3,040	3,052,230
Garden Grove Unified School District, GO, Election 2016, 4.00%, 08/01/45	1,320	1,333,127
Grossmont Union High School District, GO, Series I-2, 4.00%, 08/01/44	5,115	5,144,058
Grossmont-Cuyamaca Community College District, GO, Series B, Election 2012, 4.00%, 08/01/47	2,035	2,043,598
Hartnell Community College District, GO
Series B, 3.00%, 08/01/45	1,215	1,016,569
Series A, Election 2016, 4.00%, 08/01/47	4,560	4,586,977
Long Beach Community College District, GO, Series C, 4.00%, 08/01/49	4,175	4,193,683
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, RB, Series A, 4.00%, 06/01/37	3,075	3,267,892
Marin Healthcare District, GO, Series A, Election 2013, 4.00%, 08/01/40	2,030	2,057,371
Mount San Antonio Community College District, Refunding GO, Series 2018-A, Election 2018, 4.00%, 08/01/49	3,000	3,019,689
Mount San Jacinto Community College District, GO, Series B, Election 2014, 4.00%, 08/01/43	2,000	2,011,362

Security	Par (000)	Value

County/City/Special District/School District (continued)
Municipal Improvement Corp. of Los Angeles, Refunding RB, Series B, 4.00%, 11/01/34	$3,530	$3,673,477
Napa Valley Unified School District, GO, Series A, Election 2016, 4.00%, 08/01/38	2,925	2,996,475
Ohlone Community College District, Refunding GO, 4.00%, 08/01/35	3,790	3,942,468
Peralta Community College District, GO, 5.25%, 08/01/37	1,000	1,176,807
Pomona Unified School District, GO
Series F, (BAM), 4.00%, 08/01/48	1,550	1,554,748
Series H, (BAM), 4.00%, 08/01/40	3,750	3,797,760
San Bernardino City Unified School District, GO, Series D, Election 2012, (AGM), 4.00%, 08/01/42	1,210	1,228,871
San Diego Unified School District, GO
Series D2, 4.00%, 07/01/50	7,720	7,737,347
Series L, 4.00%, 07/01/44	4,035	4,078,965
San Lorenzo Unified School District, GO, 4.00%, 08/01/41	345	352,893
San Lorenzo Valley Unified School District, GO, Series B, Election 2020, 4.00%, 08/01/49	1,000	982,275
San Mateo Foster City Public Financing Authority, RB, 4.00%, 05/01/48	3,250	3,222,859
Santa Clara Unified School District, GO, Election 2014, 4.00%, 07/01/41	5,000	5,081,870
Santa Monica Community College District, GO, Series A, Election 2016, 4.00%, 08/01/47	5,000	5,034,770
Vacaville Unified School District, GO, Series D, 4.00%, 08/01/45	5,405	5,418,631
West Valley-Mission Community College District, GO, Series A, AMT, 4.00%, 08/01/44	4,000	4,108,176

		147,288,307

Education — 6.3%
California Enterprise Development Authority, Refunding RB(c)
Series A, 4.00%, 06/01/36	500	450,033
Series A, 4.00%, 06/01/51	375	293,761
California Municipal Finance Authority, RB(c)
Series A, 5.00%, 10/01/39	220	212,786
Series A, 5.00%, 10/01/49	370	338,595
Series A, 5.00%, 10/01/57	725	646,568
California Municipal Finance Authority, Refunding RB(c)
5.00%, 08/01/39	425	417,792
5.00%, 08/01/48	510	469,660
California School Finance Authority, RB(c)
5.00%, 06/01/40	270	271,718
5.00%, 06/01/50	430	420,730
Series A, 4.00%, 06/01/41	600	520,262
Series A, 5.00%, 06/01/49	1,000	905,621
Series A, 5.00%, 06/01/58	2,120	1,984,988
Fremont Unified School District Alameda County California, GO, Series E, Election 2014, 4.00%, 08/01/43	7,790	7,927,244
Hastings Campus Housing Finance Authority, RB(c)
Series A, 5.00%, 07/01/45	355	310,190
Series A, 5.00%, 07/01/61	3,000	2,460,276
University of California, Refunding RB
Series BE, 4.00%, 05/15/47	4,500	4,578,858
Series BH, 4.00%, 05/15/46	3,215	3,266,466

		25,475,548

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health — 16.7%
California Health Facilities Financing Authority, RB
5.00%, 11/15/42	$1,000	$1,059,864
Series A, 5.00%, 11/15/48	6,190	6,446,774
California Health Facilities Financing Authority, Refunding RB
Series A, 4.00%, 04/01/38	3,000	3,012,948
Series A, 4.00%, 03/01/39	2,405	2,408,307
Series A, 4.00%, 08/15/40	1,350	1,425,118
Series A, 4.00%, 11/15/40	2,425	2,465,531
Series A, 4.00%, 04/01/44	4,810	4,602,655
Series A, 4.00%, 04/01/45	7,110	6,803,659
Series A, 4.00%, 08/15/48	13,935	13,881,016
Series A, 5.00%, 11/15/48	5,000	5,207,545
Series A, 4.00%, 04/01/49	940	890,716
Series A-2, 4.00%, 11/01/44	1,250	1,257,364
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 11/01/39(c)	195	199,074
California Public Finance Authority, RB
Series A, 4.00%, 07/15/42	1,785	1,812,271
Series A, 4.00%, 07/15/51	7,500	7,501,890
California Statewide Communities Development Authority, Refunding RB, 5.00%, 10/01/45	1,860	1,907,123
Regents of the University of California Medical Center Pooled Revenue, RB
Series P, 4.00%, 05/15/43	4,445	4,561,610
Series P, 5.00%, 05/15/47	2,000	2,225,388

		67,668,853

Housing — 3.7%
California Community Housing Agency, RB, M/F Housing(c) 4.00%, 08/01/46	805	680,619
Series A, 5.00%, 04/01/49	2,770	2,486,873
Series A-2, 4.00%, 02/01/50	375	303,200
California Housing Finance Agency, RB, M/F Housing, Series A, AMT, 4.25%, 01/15/35	1	684
CMFA Special Finance Agency VII, RB, M/F Housing, Series A1, 3.00%, 08/01/56(c)	340	244,808
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(c)	1,400	986,011
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(c)	975	717,098
CMFA Special Finance Agency, RB, M/F Housing, Series A-1, 3.00%, 12/01/56(c)	750	520,432
CSCDA Community Improvement Authority, RB, M/F Housing(c)
2.80%, 03/01/47	825	634,874
4.00%, 07/01/56	1,260	983,424
4.00%, 08/01/56	2,895	2,406,825
4.00%, 10/01/56	345	296,577
4.00%, 12/01/56	265	196,476
4.00%, 05/01/57	1,840	1,346,562
Series A, 3.00%, 09/01/56	480	331,110
Series A, 4.00%, 06/01/58	2,085	1,748,028
Series A-2, 3.00%, 02/01/57	525	371,256
Series B, Sub Lien, 4.00%, 12/01/59	1,095	768,265

		15,023,122

State — 7.9%
California State Public Works Board, RB 4.00%, 11/01/46	2,000	2,024,590
Series B, 4.00%, 05/01/39	1,560	1,644,391

Security	Par (000)	Value

State (continued)
California State Public Works Board, RB (continued)
Series D, 4.00%, 05/01/40	$5,725	$5,864,678
Series D, 4.00%, 05/01/42	5,000	5,072,435
Series D, 4.00%, 05/01/45	3,740	3,735,460
Series D, 4.00%, 05/01/46	1,450	1,438,696
California Statewide Communities Development Authority, SAB
Series A, 5.00%, 09/02/39	275	290,931
Series A, 5.00%, 09/02/44	160	167,190
Series A, 5.00%, 09/02/48	160	165,996
Series B, 5.00%, 09/02/52	565	543,532
State of California, Refunding GO
4.00%, 11/01/40	1,945	2,007,851
5.00%, 04/01/42	3,185	3,690,479
4.00%, 10/01/44	5,050	5,181,355

		31,827,584

Tobacco — 3.5%
California County Tobacco Securitization Agency, Refunding RB
5.00%, 06/01/50	265	267,654
Series A, 4.00%, 06/01/49	1,745	1,598,959
California County Tobacco Securitization Agency, Refunding RB, CAB(b) 0.00%, 06/01/55	2,425	443,327
Series B-2, Subordinate, 0.00%, 06/01/55	1,755	317,130
Golden State Tobacco Securitization Corp., Refunding RB, Series B, 5.00%, 06/01/51	7,000	7,420,490
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	4,000	4,173,516

		14,221,076

Transportation — 27.7%
Bay Area Toll Authority, Refunding RB
4.00%, 04/01/37	7,600	7,837,774
4.00%, 04/01/49	4,835	4,852,764
City of Long Beach California Harbor Revenue, RB, Series A, AMT, 5.00%, 05/15/44	2,500	2,727,722
City of Los Angeles Department of Airports, RB
AMT, 4.00%, 05/15/44	940	921,621
AMT, 5.25%, 05/15/47	3,000	3,262,236
Series A, AMT, 5.25%, 05/15/48	1,990	2,096,714
Series B, AMT, 5.00%, 05/15/41	6,000	6,216,618
Series B, AMT, 5.00%, 05/15/46	7,860	8,078,131
Series C, AMT, Subordinate, 5.00%, 05/15/44	2,875	3,000,258
City of Los Angeles Department of Airports, Refunding RB
AMT, 5.25%, 05/15/47	2,250	2,446,677
Series A, AMT, 5.00%, 05/15/40	4,450	4,840,198
Series A, AMT, Subordinate, 5.00%, 05/15/37	4,800	5,177,102
County of Sacramento California Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/39	1,000	1,049,820
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/37	1,280	1,342,371
Series A, AMT, 5.00%, 03/01/47	2,500	2,570,213
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	11,190	11,334,228
Port of Los Angeles, Refunding RB
Series B, 4.00%, 08/01/35	2,685	2,777,318
Series C, 4.00%, 08/01/39	3,295	3,343,667

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 5.00%, 07/01/51	$1,500	$1,584,204
San Diego County Regional Airport Authority, RB, Series A, Subordinate, 4.00%, 07/01/41	1,090	1,107,075
San Diego County Regional Airport Authority, Refunding ARB, Series A, Subordinate, 4.00%, 07/01/38	3,400	3,443,095
San Diego County Regional Airport Authority, Refunding RB, Series B, AMT, Subordinate, 5.00%, 07/01/34	2,000	2,173,466
San Francisco City & County Airport Comm-San
Francisco International Airport, Refunding RB
Series A, AMT, 5.00%, 05/01/47	16,735	17,267,608
Series B, AMT, 5.00%, 05/01/41	12,085	12,437,918

		111,888,798

Utilities — 15.7%
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, Subordinate, 4.00%, 06/01/52	5,400	5,441,904
City of San Francisco California Public Utilities Commission Water Revenue, RB
Series C, 4.00%, 11/01/45	1,085	1,092,523
Series C, 4.00%, 11/01/50	2,000	2,013,594
Contra Costa Water District, Refunding RB, Series V, 5.00%, 10/01/44	2,310	2,574,292
Los Angeles Department of Water & Power Water System Revenue, RB, Series A, 5.00%, 07/01/43	8,380	9,103,395
Los Angeles Department of Water & Power Water System Revenue, Refunding RB
Series C, 5.00%, 07/01/41	985	1,144,664
Series C, 5.00%, 07/01/42	845	972,738
Los Angeles Department of Water & Power, Refunding RB
Series B, 5.00%, 07/01/46	215	240,003
Series C, 5.00%, 07/01/43	4,750	5,426,676
Orange County Water District, Refunding RB, Series A, 4.00%, 08/15/41	1,100	1,119,363
Poway Public Financing Authority, RB, Series A, (BAM), 4.00%, 06/01/46	2,000	2,018,094
Sacramento Municipal Utility District, Refunding RB, Series H, 4.00%, 08/15/45	26,935	27,238,611
San Mateo Foster City Public Financing Authority, RB, 4.00%, 08/01/44	4,800	4,867,646

		63,253,503

Total Municipal Bonds in California		509,336,953

Puerto Rico — 4.5%

State — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,845	2,709,862
Series A-1, Restructured, 5.00%, 07/01/58	8,279	8,156,885
Series A-2, Restructured, 4.78%, 07/01/58	2,530	2,408,267
Series A-2, Restructured, 4.33%, 07/01/40	2,588	2,474,858
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	8,577	2,381,730

Total Municipal Bonds in Puerto Rico		18,131,602

Total Municipal Bonds — 130.6% (Cost: $517,207,543)		527,468,555

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 19.0%

County/City/Special District/School District — 8.6%
Clovis Unified School District, GO, Election 2020, Series B, 5.00%, 08/01/47	$10,000	$10,999,990
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB, Series A, 5.00%, 07/01/44	11,200	12,292,554
Los Angeles Unified School District, GO, 5.25%, 07/01/47	10,000	11,527,990

		34,820,534

Health — 4.3%
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	15,620	17,380,280

Utilities — 6.1%
Los Angeles Department of Water & Power, RB, Series A, 5.00%, 07/01/42	10,670	11,466,644
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series A, 4.00%, 10/01/49	12,790	12,923,700

		24,390,344

Total Municipal Bonds in California		76,591,158

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.0% (Cost: $74,770,483)		76,591,158

Total Long-Term Investments — 149.6% (Cost: $591,978,026)		604,059,713

	Shares

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 1.00%(e)(f)	4,188,121	4,186,027

Total Short-Term Securities — 1.0% (Cost: $4,185,288)		4,186,027

Total Investments — 150.6% (Cost: $596,163,314)		608,245,740

Other Assets Less Liabilities — 0.5%		2,183,096

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.7)%		(35,261,458)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.4)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$403,867,378

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock California Municipal Income Trust (BFZ)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds California Money Fund, Institutional Class	$2,559,236	$1,628,431	(a)	$—	$(2,377)	$737	$4,186,027	4,188,121	$61,270	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	186	03/22/23	$21,355	$(144,873)
U.S. Long Bond	332	03/22/23	43,357	(775,810)
5-Year U.S. Treasury Note	164	03/31/23	17,950	(116,446)

				$(1,037,129)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,037,129	$—	$1,037,129

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$5,704,843	$—	$5,704,843

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,533,732	$—	$1,533,732

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock California Municipal Income Trust (BFZ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$96,908,797

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$527,468,555	$—	$527,468,555
Municipal Bonds Transferred to Tender Option Bond Trusts	—	76,591,158	—	76,591,158
Short-Term Securities
Money Market Funds	4,186,027	—	—	4,186,027

	$4,186,027	$604,059,713	$—	$608,245,740

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,037,129)	$—	$—	$(1,037,129)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(35,140,000)	$—	$(35,140,000)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

	$—	$(206,440,000)	$—	$(206,440,000)

See notes to financial statements.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 6.9%
Alabama Economic Settlement Authority, RB, Series A, 4.00%, 09/15/33	$5,000	$5,165,930
Alabama Public School and College Authority, Refunding RB, Series A, 5.00%, 11/01/30	11,900	14,276,037
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, 5.00%, 06/01/30	10,000	10,534,850
Birmingham-Jefferson Civic Center Authority, ST
Series A, 5.00%, 07/01/31	1,100	1,225,764
Series A, 5.00%, 07/01/32	1,150	1,277,913
Series A, 5.00%, 07/01/33	1,600	1,773,087
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	12,025	12,010,678
Series B-2, 4.36%, 12/01/48	5,000	4,995,545
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	8,930	9,082,944
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB(b)
Series B, Senior Lien, (AGM), 0.00%, 10/01/31	7,375	4,601,071
Series B, Senior Lien, (AGM), 0.00%, 10/01/32	6,295	3,648,733
Series B, Senior Lien, (AGM), 0.00%, 10/01/33	1,275	692,518
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/33	1,010	1,095,274
Series A, 5.00%, 12/01/34	1,380	1,491,151
Orange Beach Water Sewer & Fire Protection Authority, RB, 4.00%, 05/15/30	510	553,156
Southeast Energy Authority A Cooperative District, RB(a)
Series A-2, 5.47%, 01/01/53	30,265	30,948,323
Series B-1, 5.00%, 05/01/53	9,375	9,878,822
University of South Alabama, Refunding RB
(AGM), 5.00%, 11/01/29	1,105	1,189,296
(AGM), 5.00%, 11/01/30	2,000	2,151,832

		116,592,924

Arizona — 2.4%
Arizona Health Facilities Authority, Refunding RB, Series B, 5.00%, 02/01/33	1,810	1,812,369
Arizona Industrial Development Authority, RB(c)
4.00%, 07/01/29	650	642,912
4.50%, 07/01/29	765	754,216
4.00%, 07/01/30	620	596,617
Series A, 4.00%, 07/01/29	4,135	3,963,583
Arizona Sports & Tourism Authority, Refunding RB, Senior Lien, (BAM), 5.00%, 07/01/30	12,000	13,791,444
Industrial Development Authority of the City of Phoenix Arizona, RB 6.00%, 07/01/23(d)	100	101,400
Series A, 5.75%, 07/01/24(c)	325	327,915
Series A, 5.00%, 07/01/33	1,000	1,000,243
Industrial Development Authority of the County of Pima, Refunding RB, Series A, 4.00%, 09/01/29	6,000	6,002,208

Security	Par (000)	Value

Arizona (continued)
Maricopa County Industrial Development Authority, Refunding RB
4.00%, 07/01/29(c)	$855	$837,837
Series A, 5.00%, 01/01/31	10,000	10,959,610

		40,790,354

California — 10.5%
Alameda Corridor Transportation Authority, Refunding RB, Series A, Sub Lien, (AMBAC), 0.00%, 10/01/30(b)	10,530	8,263,281
Bay Area Toll Authority, RB, Class A, 4.99%, 04/01/36(a)	3,000	3,162,714
Bay Area Toll Authority, Refunding RB(a)
Series C, 4.19%, 04/01/56	4,500	4,435,308
Series E, 4.15%, 04/01/56	3,250	3,261,391
California Community Choice Financing Authority, RB(a)
5.00%, 12/01/53	6,500	6,109,343
Series A, 4.00%, 10/01/52	8,650	8,755,980
California Health Facilities Financing Authority, RB
Series A, 5.00%, 11/15/32	1,600	1,770,990
Series A, 5.00%, 11/15/33	1,855	2,040,517
California Housing Finance Agency, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	3,654	3,515,400
California Municipal Finance Authority, RB
4.00%, 10/01/23(e)	2,500	2,523,662
AMT, Senior Lien, 5.00%, 12/31/33	4,000	4,304,336
California Municipal Finance Authority, RB, S/F Housing, Series A, 5.00%, 08/15/30	1,000	1,020,265
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 07/01/30	1,200	1,291,955
Series A, 5.00%, 07/01/31	1,050	1,127,435
California School Finance Authority, RB(c) 5.00%, 06/01/30	565	581,890
Series A, 5.00%, 06/01/29	280	281,775
Series A, 4.00%, 06/01/31	265	257,478
Series A, 5.00%, 06/01/32	1,100	1,117,718
City of Long Beach California Harbor Revenue, RB
Series A, AMT, 5.00%, 05/15/31	1,200	1,301,027
Series A, AMT, 5.00%, 05/15/32	1,800	1,950,626
Series A, AMT, 5.00%, 05/15/33	675	729,884
Series A, AMT, 5.00%, 05/15/34	1,650	1,778,327
City of Los Angeles Department of Airports, RB, AMT, 5.00%, 05/15/30	18,250	20,820,750
Compton Unified School District, GO, CAB(b)
Series B, (BAM), 0.00%, 06/01/33	1,000	702,114
Series B, (BAM), 0.00%, 06/01/34	1,125	774,512
Series B, (BAM), 0.00%, 06/01/35	1,000	634,782
Series B, (BAM), 0.00%, 06/01/36	1,000	599,414
El Camino Community College District Foundation, GO, CAB(b)
Series C, Election 2002, 0.00%, 08/01/30	9,090	7,481,834
Series C, Election 2002, 0.00%, 08/01/31	12,465	9,941,000
Series C, Election 2002, 0.00%, 08/01/32	17,435	13,425,909
Los Angeles Unified School District, GO, Series A, Election 2008, 4.00%, 07/01/33	3,000	3,136,173
Monterey Peninsula Community College District, Refunding GO, CAB(b) 0.00%, 08/01/30	3,500	2,755,693

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Monterey Peninsula Community College District, Refunding GO, CAB(b) (continued) 0.00%, 08/01/31	$5,940	$4,512,737
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,210	2,446,443
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/30	500	540,648
Series A, AMT, 5.00%, 03/01/31	1,500	1,617,739
Series A, AMT, 5.00%, 03/01/32	1,000	1,077,582
Series A, AMT, 5.00%, 03/01/33	975	1,046,670
Series A, AMT, 5.00%, 03/01/34	1,250	1,334,790
Series A, AMT, 5.00%, 03/01/35	2,000	2,126,000
Poway Unified School District, GO(b)
Series A, Election 2008, 0.00%, 08/01/30	10,000	8,333,240
Series A, Election 2008, 0.00%, 08/01/32	12,500	9,747,512
San Diego County Regional Airport Authority, RB, Sub-Series B, AMT, 5.00%, 07/01/33	1,000	1,070,762
San Rafael City Elementary School District, GO, Series C, Election 2002, (NPFGC), 0.00%, 08/01/30(b)	6,350	5,232,470
State of California, Refunding GO, 5.00%, 08/01/30	10,000	11,251,750
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	735,397
Wiseburn School District, GO, Series A, Election 2007, (NPFGC), 0.00%, 08/01/30(b)	7,505	6,160,622

		177,087,845

Colorado — 5.6%
Aspen Valley Hospital District, Refunding GO, 5.00%, 12/01/30	620	730,353
Central Platte Valley Metropolitan District, GO(e)
Series A, 5.13%, 12/01/23	700	713,193
Series A, 5.50%, 12/01/23	750	766,427
City & County of Denver Colorado Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 12/01/30	12,780	14,448,122
Series A, AMT, 5.00%, 12/01/33	25,000	27,232,100
Series D, AMT, 5.50%, 11/15/30	14,000	16,415,602
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB, Series A-2, 0.00%, 08/01/30(b).	1,000	767,592
Colorado Educational & Cultural Facilities Authority, Refunding RB, 4.00%, 12/01/30(c)	1,185	1,155,366
Colorado Health Facilities Authority, RB
5.00%, 11/01/30	1,000	1,124,254
Series B, 2.63%, 05/15/29	2,100	1,901,218
Series D, 4.29%, 05/15/61(a)	7,695	7,816,797
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/37	3,000	2,953,794
E-470 Public Highway Authority, Refunding RB, Series B, 3.40%, 09/01/39(a)	1,475	1,467,722
Park Creek Metropolitan District, Refunding RB
Series A, Senior Lien, 5.00%, 12/01/27	1,500	1,588,950
Series A, Senior Lien, 5.00%, 12/01/28	1,500	1,588,956
Series A, Senior Lien, 5.00%, 12/01/30	1,350	1,430,075
Series A, Senior Lien, 5.00%, 12/01/31	1,500	1,588,931
Plaza Metropolitan District No. 1, Refunding TA(c) 4.00%, 12/01/23	1,000	993,590

Security	Par (000)	Value

Colorado (continued)
Plaza Metropolitan District No. 1, Refunding TA(c) (continued)
4.10%, 12/01/24	$5,080	$5,029,149
4.20%, 12/01/25	5,280	5,223,451
Tallyn’s Reach Metropolitan District No. 3, GO, 5.00%, 12/01/23(c)(e)	467	475,326

		95,410,968

Connecticut — 1.0%
Capital Region Development Authority, Refunding RB
(SAP), 5.00%, 06/15/30	1,095	1,235,476
(SAP), 5.00%, 06/15/31	1,125	1,267,970
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/30(c)	370	376,665
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series G-1, 5.00%, 07/01/27(c)	225	228,633
Series G-1, 5.00%, 07/01/28(c)	300	304,658
Series G-1, 5.00%, 07/01/29(c)	300	304,226
Series G-1, 5.00%, 07/01/30(c)	300	303,348
Series G-1, 5.00%, 07/01/32(c)	425	428,357
Series G-1, 5.00%, 07/01/34(c)	355	356,739
Series I-1, 5.00%, 07/01/35	400	430,271
State of Connecticut Special Tax Revenue, RB, Series A, 5.00%, 07/01/30	3,500	4,154,416
State of Connecticut, GO, Series A, 5.00%, 04/15/33	7,000	7,875,567

		17,266,326

Delaware — 0.8%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/24	705	709,842
Series A, 5.00%, 07/01/25	805	812,902
Series A, 5.00%, 07/01/26	850	859,360
Series A, 5.00%, 07/01/27	890	899,317
Series A, 5.00%, 07/01/28	935	942,509
Delaware State Economic Development Authority, Refunding RB(a)
Series A, 1.25%, 10/01/45	6,035	5,700,257
Series B, 1.25%, 10/01/40	500	472,288
Delaware State Health Facilities Authority, RB, 4.00%, 06/01/35	1,250	1,229,272
Delaware Transportation Authority, Refunding RB, 5.00%, 09/01/30	2,000	2,385,594

		14,011,341

District of Columbia — 0.9%
District of Columbia, Refunding RB, Series A, 6.00%, 07/01/23(e)	1,700	1,722,772
Metropolitan Washington Airports Authority Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/30	12,325	14,015,435

		15,738,207

Florida — 6.1%
Capital Projects Finance Authority, RB, Series A-1, 5.00%, 10/01/30	1,000	1,059,360
Capital Trust Agency, Inc., RB(c)
Series A, 4.00%, 06/15/29	1,595	1,488,243
Series A-1, 3.38%, 07/01/31	1,810	1,666,167

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Central Florida Expressway Authority, Refunding RB
Senior Lien, 5.00%, 07/01/32	$1,610	$1,827,268
Senior Lien, 5.00%, 07/01/33	2,750	3,114,028
City of Lakeland Florida, Refunding RB, 5.00%, 11/15/30	3,750	4,030,714
County of Broward Florida, RB, Series A, AMT, (AGM), 5.00%, 04/01/23(e)	600	601,706
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/27	5,000	5,606,660
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	7,020,412
County of Palm Beach Florida, RB, 5.00%, 04/01/29(c)	1,000	1,022,109
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB(b)
Series B, 0.00%, 06/01/30	2,000	1,650,998
Series B, 0.00%, 06/01/31	1,295	1,035,255
Series B, 0.00%, 06/01/32	2,495	1,925,120
Double Branch Community Development District, Refunding SAB, Series A-1, Senior Lien, 4.13%, 05/01/31	1,200	1,204,516
Florida Development Finance Corp., RB
AMT, 5.00%, 05/01/29(c)	7,430	6,989,089
AMT, 3.00%, 06/01/32	3,000	2,306,451
Florida Development Finance Corp., Refunding RB
4.00%, 06/01/24	105	103,565
4.00%, 06/01/25	100	97,408
4.00%, 06/01/26	110	105,534
4.00%, 09/15/30(c)	470	432,837
Greater Orlando Aviation Authority, Refunding RB, AMT, 5.00%, 11/15/36	250	250,366
Hillsborough County Aviation Authority, RB, AMT, 5.00%, 10/01/30	2,325	2,636,999
Lakewood Ranch Stewardship District, Refunding SAB, 3.20%, 05/01/30(c)	540	504,036
Lakewood Ranch Stewardship District, SAB, S/F Housing, 3.40%, 05/01/30	375	353,317
LT Ranch Community Development District, SAB, 3.40%, 05/01/30	985	933,188
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/30	1,000	1,033,433
Orange County Convention Center/Orlando, Refunding RB, 5.00%, 10/01/30	11,470	13,316,085
Palm Beach County Health Facilities Authority, RB
Series A, 5.00%, 11/01/30	200	217,380
Series B, 5.00%, 05/15/31	410	400,424
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 11/15/32	16,805	17,330,223
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(e)	3,825	3,856,090
Sarasota National Community Development District, Refunding SAB, 3.50%, 05/01/31	1,000	934,795
School Board of Miami-Dade County, Refunding COP, Series A, 5.00%, 05/01/32	9,000	9,714,303
St. Johns County Industrial Development Authority, Refunding RB
4.00%, 12/15/25	180	176,990
4.00%, 12/15/28	200	191,346
4.00%, 12/15/29	215	203,538
4.00%, 12/15/30	195	182,960

Security	Par (000)	Value

Florida (continued)
St. Johns County Industrial Development Authority, Refunding RB (continued) 4.00%, 12/15/31	$205	$190,398
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	520	511,118
Village Community Development District No. 5, Refunding SAB
3.50%, 05/01/28	4,790	4,799,939
4.00%, 05/01/33	925	927,513
4.00%, 05/01/34	2,030	2,034,622

		103,986,503

Georgia — 5.2%
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/29	4,150	4,636,019
Georgia Ports Authority, RB, 5.00%, 07/01/30	1,175	1,403,961
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/29	1,250	1,323,188
Series A, 5.00%, 05/15/30	8,000	8,460,392
Series A, 4.00%, 07/01/52(a)	3,500	3,564,361
Series A, 4.00%, 09/01/52(a)	15,000	14,998,785
Series A, 5.00%, 06/01/53(a)(f)	11,185	11,878,750
Series B, 5.00%, 12/01/52(a)	20,190	21,371,236
Series C, 4.00%, 05/01/52(a)	5,360	5,373,625
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 01/01/34	8,000	8,730,256
Municipal Electric Authority of Georgia, Refunding RB
Series A, 5.00%, 01/01/29	2,000	2,233,434
Series A, 5.00%, 01/01/30	1,905	2,159,449
Series A, Subordinate, 5.00%, 01/01/29	1,200	1,340,060
Series A, Subordinate, 5.00%, 01/01/30	1,250	1,416,961

		88,890,477

Guam — 0.2%
Territory of Guam, Refunding RB
Series A, 5.00%, 11/01/30	500	548,182
Series F, 5.00%, 01/01/30	1,160	1,266,472
Series F, 5.00%, 01/01/31	1,250	1,370,297

		3,184,951

Idaho — 0.0%
Idaho Housing & Finance Association, RB, Series A, 4.63%, 07/01/29(c)	175	177,140

Illinois — 13.4%
Chicago Board of Education, Refunding GO, Series C, 5.00%, 12/01/30	7,025	7,331,585
Chicago Housing Authority, RB, M/F Housing Series A, (HUD SEC 8), 5.00%, 01/01/33	3,000	3,323,205
Series A, (HUD SEC 8), 5.00%, 01/01/35	1,500	1,655,022
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/33	5,000	5,081,060
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 4.00%, 01/01/27	5,000	5,003,865
Series B, Senior Lien, 5.00%, 01/01/33	6,000	6,582,630
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB, 5.00%, 06/01/26	3,000	3,204,940
City of Chicago Illinois Wastewater Transmission Revenue, RB
2nd Lien, 4.00%, 01/01/31	10,375	10,380,561
2nd Lien, 4.00%, 01/01/32	10,790	10,796,032
2nd Lien, 4.00%, 01/01/33	11,220	11,223,265
2nd Lien, 4.00%, 01/01/35	9,135	9,135,493

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois, Refunding GO, Series B, 4.00%, 01/01/30	$1,053	$1,077,253
Illinois Finance Authority, RB, 5.00%, 07/01/30	1,500	1,787,470
Illinois Finance Authority, Refunding RB
5.00%, 08/15/30	4,515	5,312,823
Series A, 4.00%, 11/01/24	425	416,936
Series A, 5.00%, 11/01/26	460	455,824
Series A, 5.00%, 11/01/28	1,745	1,710,842
Series A, 5.00%, 11/01/29	1,840	1,793,347
Series A, 5.00%, 10/01/30	1,000	1,087,744
Series A, 5.00%, 11/01/30	1,935	1,877,912
Series A, 5.00%, 11/15/31	8,415	8,827,579
Series A, 4.00%, 10/01/32	1,000	1,041,828
Series A, 5.00%, 11/15/32	2,075	2,176,528
Series A, 4.00%, 02/01/33	11,000	11,023,936
Series A, 5.00%, 11/15/33	2,125	2,228,757
Series B, 5.00%, 08/15/30	3,205	3,493,822
Series B, 4.44%, 05/01/42(a)	1,750	1,721,503
Series C, 5.00%, 02/15/30	12,000	13,101,852
Illinois State Toll Highway Authority, Refunding RB, Series A, 4.00%, 12/01/31	20,000	20,689,020
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, Refunding GO, Series A, 5.00%, 01/01/30	6,350	6,954,812
Metropolitan Pier & Exposition Authority, Refunding RB
5.00%, 12/15/28	1,200	1,280,840
5.00%, 12/15/30	1,385	1,475,229
Sales Tax Securitization Corp., Refunding RB, Series A, 2nd Lien, 5.00%, 01/01/30	11,000	12,499,117
State of Illinois, GO
Series A, 5.00%, 12/01/26	10,805	11,529,129
Series A, 5.00%, 12/01/28	9,950	10,727,344
Series A, 5.00%, 03/01/32	1,500	1,658,700
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/30	7,000	7,574,133
Upper Illinois River Valley Development Authority, Refunding RB, 4.00%, 01/01/31(c)	265	248,922
Winnebago & Boone Counties School District No.205 Rockford, Refunding GO
4.00%, 02/01/29	9,080	9,080,000
4.00%, 02/01/30	9,835	9,835,000

		226,405,860

Indiana — 2.8%
City of Indianapolis Department of Public Utilities Water System Revenue, Refunding RB, Series A, 1st Lien, 5.00%, 10/01/35	10,000	11,189,360
City of Valparaiso Indiana, RB, AMT, 5.88%, 01/01/24	335	339,221
City of Whiting Indiana, RB, Series A, AMT, 5.00%, 03/01/46(a)	5,500	5,502,739
Indiana Finance Authority, Refunding RB
Class B, 1.96%, 03/01/39(a)	1,010	1,025,128
Series A, 4.00%, 05/01/23(e)	22,565	22,635,877
Series A, 4.13%, 12/01/26	3,665	3,636,959

Security	Par (000)	Value

Indiana (continued)
Northern Indiana Commuter Transportation District, RB
5.00%, 07/01/32	$1,000	$1,080,323
5.00%, 07/01/33	1,400	1,511,784

		46,921,391

Iowa(a) — 1.5%
Iowa Finance Authority, RB, AMT, 1.50%, 01/01/42	2,750	2,708,615
PEFA, Inc., RB, 5.00%, 09/01/49	21,415	22,243,525

		24,952,140

Kansas — 0.3%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/24	1,550	1,565,050
City of Manhattan Kansas, RB
Class B-1, 2.88%, 06/01/28	375	335,124
Class B2, 2.38%, 06/01/27	425	380,471
City of Manhattan Kansas, Refunding RB, Series A, 4.00%, 06/01/26	315	305,164
City of Shawnee Kansas, RB, 4.00%, 08/01/31(c)	500	488,209
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,463,913

		4,537,931

Kentucky — 0.9%
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	4,225	4,220,416
Kentucky Public Transportation Infrastructure Authority, RB, CAB
Series B, 0.00%, 07/01/30(b)	1,230	874,298
Series C, Convertible, 6.40%, 07/01/33(g)	1,500	1,789,675
Louisville/Jefferson County Metropolitan Government, Refunding RB, Series A, 5.00%, 10/01/32	7,300	7,760,681

		14,645,070

Louisiana — 1.8%
City of Ruston Lauisiana Sales Tax Revenue, RB
(AGM), 5.00%, 06/01/29	1,060	1,137,785
(AGM), 5.00%, 06/01/30	1,000	1,073,338
(AGM), 5.00%, 06/01/31	1,020	1,094,710
(AGM), 5.00%, 06/01/32	1,225	1,313,547
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 08/15/30	4,700	5,153,705
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, Series A, 2.00%, 06/01/30	1,250	1,152,227
Louisiana Public Facilities Authority, RB(c)
Series A, 5.00%, 06/01/29	710	728,848
Series A, 5.00%, 04/01/30	525	533,653
Series A, 5.00%, 06/01/31	500	506,440
Louisiana Public Facilities Authority, Refunding RB
5.00%, 05/15/29	1,235	1,316,997
5.00%, 05/15/30	990	1,055,667
3.00%, 05/15/31	2,225	2,174,283
5.00%, 05/15/32	1,485	1,582,640
5.00%, 05/15/33	2,175	2,315,779
Louisiana Stadium & Exposition District, RB, 4.00%, 07/03/23	1,000	1,001,185

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/30	$3,000	$3,028,212
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT, 5.00%, 04/01/23(e)	2,875	2,882,585
Terrebonne Levee & Conservation District Sales Tax Revenue, RB, 5.00%, 07/01/23(e)	1,925	1,941,919

		29,993,520

Maine — 0.2%
City of Portland Maine General Airport Revenue, Refunding RB
5.00%, 01/01/33	695	777,151
5.00%, 01/01/34	305	338,555
4.00%, 01/01/35	1,000	1,018,855
Maine Turnpike Authority, RB
5.00%, 07/01/29	300	348,283
5.00%, 07/01/30	275	325,150

		2,807,994

Maryland — 1.7%
Anne Arundel County Consolidated Special Taxing District, ST
4.20%, 07/01/24	310	312,832
4.90%, 07/01/30	1,315	1,335,774
City of Baltimore Maryland, Refunding RB, 5.00%, 09/01/31	1,250	1,234,078
County of Prince George’s Maryland, TA, 5.00%, 07/01/30(c)	585	590,887
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/33	1,765	1,921,165
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/29	2,200	2,307,686
5.00%, 07/01/31	2,400	2,565,432
5.00%, 07/01/32	500	548,713
5.00%, 07/01/33	2,585	2,765,185
5.00%, 07/01/34	775	847,447
Series A, 5.00%, 01/01/31	2,865	2,978,692
Series A, 5.00%, 01/01/32	3,010	3,128,579
Series A, 5.00%, 01/01/33	3,165	3,287,846
State of Maryland, GO, 1st Series, 3.00%, 03/15/34	5,000	5,073,855

		28,898,171

Massachusetts — 2.3%
Commonwealth of Massachusetts, GO, Series I, 5.00%, 12/01/33	5,000	5,535,005
Commonwealth of Massachusetts, Refunding GO, Series A, (AMBAC), 5.50%, 08/01/30	18,070	22,059,314
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, CAB, Series A, 0.00%, 07/01/32(b)	4,000	2,915,012
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/33	1,070	1,142,278
Massachusetts Development Finance Agency, Refunding RB
Series A, 5.00%, 01/01/32	2,020	2,186,521
Series A, 5.00%, 01/01/33	1,500	1,617,528
Series A, 5.00%, 01/01/34	2,085	2,233,429
Series A, 5.00%, 01/01/35	2,000	2,122,560

		39,811,647

Security	Par (000)	Value

Michigan — 2.5%
City of Detroit Michigan, GO
5.00%, 04/01/26	$735	$760,816
5.00%, 04/01/27	580	604,213
5.00%, 04/01/28	665	695,877
5.00%, 04/01/29	665	693,315
5.00%, 04/01/30	510	529,883
5.00%, 04/01/31	735	762,047
5.00%, 04/01/32	625	646,526
5.00%, 04/01/33	830	857,449
Michigan Finance Authority, Refunding RB
5.00%, 08/15/23(e)	2,105	2,131,647
5.00%, 04/15/30	4,000	4,633,828
4.49%, 04/15/47(a)	16,595	17,306,527
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 0.55%, 04/01/25	985	932,578
Michigan Strategic Fund, RB
AMT, 5.00%, 12/31/32	2,000	2,096,172
AMT, 4.00%, 10/01/61(a)	1,730	1,712,724
Michigan Strategic Fund, Refunding RB
5.00%, 11/15/29	1,260	1,287,447
5.00%, 11/15/34	1,410	1,424,278
Saginaw Valley State University, Refunding RB
Series A, 5.00%, 07/01/31	2,070	2,242,224
Series A, 5.00%, 07/01/32	1,430	1,548,850
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/30	800	964,159

		41,830,560

Minnesota — 0.5%
City of Spring Lake Park Minnesota, RB, 4.00%, 06/15/29	1,185	1,146,700
Minnesota Housing Finance Agency, RB, S/F Housing
Series L, AMT, (FHLMC, FNMA, GNMA), 4.90%, 01/01/30	465	499,399
Series L, AMT, (FHLMC, FNMA, GNMA), 4.95%, 07/01/30	490	528,112
Sartell-St. Stephen Independent School District No. 748, GO, CAB(b)
Series B, (SD CRED PROG), 0.00%, 02/01/30	3,915	3,160,885
Series B, (SD CRED PROG), 0.00%, 02/01/31	2,190	1,711,770
Series B, (SD CRED PROG), 0.00%, 02/01/32	1,450	1,094,242

		8,141,108

Mississippi — 1.2%
Mississippi Development Bank, Refunding RB
Series A, (AGM), 5.00%, 03/01/30	2,280	2,435,195
Series A, (AGM), 5.00%, 03/01/31	1,595	1,703,593
Series A, (AGM), 5.00%, 03/01/32	2,000	2,136,090
Series A, (AGM), 5.00%, 03/01/33	1,275	1,361,808
State of Mississippi Gaming Tax Revenue, RB, Series E, 5.00%, 10/15/33	12,225	12,942,999

		20,579,685

Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.00%, 05/01/30	3,000	3,016,311
5.00%, 05/15/31	1,175	1,270,727
4.00%, 05/15/32	1,680	1,740,079
4.00%, 05/15/33	2,000	2,064,674

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, Refunding RB (continued) Series A, 4.00%, 11/15/33	$2,010	$2,027,955
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	970	836,698

		10,956,444

Montana — 0.6%
City of Forsyth Montana, Refunding RB, Series A, 3.90%, 03/01/31(a)	10,050	10,050,955

Nebraska — 0.0%
Elkhorn School District, GO
4.00%, 12/15/32	325	350,024
4.00%, 12/15/33	375	400,292

		750,316

Nevada — 0.3%
County of Clark Nevada, Refunding GO, Series B, 4.00%, 11/01/34	5,000	5,148,805
State of Nevada Department of Business & Industry, RB(c)
Series A, 5.00%, 07/15/27	335	337,960
Series A, 4.50%, 12/15/29	485	489,607

		5,976,372

New Hampshire — 0.6%
New Hampshire Business Finance Authority, Refunding RB
4.00%, 01/01/28	285	282,837
4.00%, 01/01/29	300	295,802
4.00%, 01/01/30	280	272,500
Class A, AMT, 2.04%, 10/01/33(a)	7,180	6,963,423
Series A, AMT, 4.00%, 11/01/27(c)	2,205	2,129,801

		9,944,363

New Jersey — 13.8%
Atlantic City Board of Education, Refunding GO
(AGM), 4.00%, 04/01/30	170	180,010
(AGM), 4.00%, 04/01/31	175	184,207
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24(d)	620	631,690
New Jersey Economic Development Authority, RB
Series A, 4.00%, 06/15/29(c)	595	574,148
Series A, 4.00%, 07/01/29	350	352,872
Series A, 5.00%, 06/15/32	4,500	4,943,200
Series C, 5.00%, 06/15/32	3,600	3,954,560
Series DDD, 5.00%, 06/15/35	2,000	2,144,536
Series QQQ, 5.00%, 06/15/30	600	688,628
AMT, 5.00%, 01/01/28	4,705	4,744,000
AMT, 5.25%, 09/15/29	6,500	6,538,623
Series A, AMT, 5.63%, 11/15/30	1,740	1,771,892
Series B, AMT, 5.63%, 11/15/30	1,315	1,331,558
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/28	1,000	1,066,589
5.00%, 01/01/29	2,280	2,306,152
(AGM), 5.00%, 06/01/30	1,500	1,600,009
(AGM), 5.00%, 06/01/31	1,750	1,865,887

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, Refunding RB (continued) (AGM), 4.00%, 06/01/32	$2,125	$2,154,064
Series MMM, 4.00%, 06/15/35	5,000	5,146,935
Sub-Series A, 4.00%, 07/01/32	9,855	10,035,958
Series A, AMT, 2.20%, 10/01/39(a)	4,000	3,573,764
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	5,000	4,733,320
New Jersey Educational Facilities Authority, RB, Series A, 4.00%, 09/01/30	5,860	5,972,975
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/28	1,500	1,553,747
5.00%, 07/01/29	4,150	4,444,911
5.00%, 07/01/30	3,500	3,741,984
Series A, 5.00%, 07/01/30	11,245	12,213,779
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 5.00%, 12/01/25	5,500	5,772,844
Series 1A, AMT, 5.00%, 12/01/26	2,250	2,360,668
Series A, AMT, 4.00%, 12/01/32	1,190	1,236,611
Series A, AMT, 4.00%, 12/01/33	960	990,372
Series A, AMT, 4.00%, 12/01/34	475	488,449
Series A, AMT, 4.00%, 12/01/35	475	487,382
Series B, AMT, 5.00%, 12/01/23	50	50,814
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series A, AMT, 5.00%, 12/01/23	215	218,498
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series A, AMT, 3.80%, 10/01/32	10,165	10,082,531
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/27	4,225	4,472,902
Series AA, 5.25%, 06/15/28	4,500	4,764,150
Series BB, 5.00%, 06/15/30	1,500	1,682,259
Series C, 5.25%, 06/15/32	10,000	10,443,100
Series D, 5.00%, 06/15/32	5,000	5,203,335
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	6,600	7,092,584
Series A, 5.00%, 12/15/30	21,325	23,915,625
Newark Housing Authority, Refunding RB, (NPFGC), 5.25%, 01/01/27	5,000	5,423,235
South Jersey Transportation Authority, Refunding RB, Series A, 5.00%, 11/01/33	500	519,565
State of New Jersey, GO, Series A, 4.00%, 06/01/30	26,000	28,869,152
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	16,740	17,957,550
Series A, 5.00%, 06/01/32	8,270	8,846,775
Township of Irvington New Jersey, Refunding GO, Series A, (AGM, SAW), 5.00%, 07/15/24(e)	3,450	3,578,361

		232,906,760

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/34	480	471,483
New Mexico Educational Assistance Foundation, RB Series A-1, AMT, (GTD STD LNS), 3.75%, 09/01/31	255	258,630

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Mexico (continued)
New Mexico Educational Assistance Foundation, RB (continued)
Series A-1, AMT, (GTD STD LNS), 3.88%, 04/01/34	$80	$81,006
Series A-2, AMT, (GTD STD LNS), 3.80%, 11/01/32	240	243,293
Series A-2, AMT, (GTD STD LNS), 3.80%, 09/01/33	405	409,779

		1,464,191

New York — 4.4%
Build NYC Resource Corp., Refunding RB, AMT, 4.50%, 01/01/25(c)	375	382,289
County of Nassau New York, GO
Series A, (AGM), 5.00%, 04/01/34	4,165	4,647,819
Series A, (AGM), 5.00%, 04/01/35	4,385	4,867,175
Genesee County Funding Corp., Refunding RB, Class A, 5.00%, 12/01/30	500	554,579
Hempstead Town Local Development Corp., Refunding RB
5.00%, 06/01/30	200	229,427
5.00%, 06/01/31	300	348,657
5.00%, 06/01/32	100	115,649
Metropolitan Transportation Authority, Refunding RB 2nd Sub Series, (AGM), 3.85%, 11/01/32(a)	2,875	2,837,884
Sub-Series C-1, 5.00%, 11/15/34	10,000	10,541,600
Metropolitan Transportation Authority, Refunding RB, CAB, Series A, 0.00%, 11/15/30(b)	13,000	9,918,259
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/30	4,980	5,560,294
New York State Energy Research & Development Authority, Refunding RB, Series D, 3.50%, 10/01/29	9,000	9,006,039
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	8,140	8,089,451
AMT, 4.00%, 10/31/34	350	323,639
Series A, AMT, 4.00%, 07/01/32	5,500	5,452,100
Series A, AMT, 4.00%, 07/01/33	6,000	5,912,676
New York Transportation Development Corp., Refunding RB
Series A, AMT, 5.00%, 12/01/28	350	374,143
Series A, AMT, 5.00%, 12/01/29	235	252,759
Series A, AMT, 5.00%, 12/01/30	250	270,214
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 5.00%, 07/15/30	3,730	4,238,682

		73,923,335

North Carolina — 1.7%
City of Charlotte North Carolina, Refunding GO
Series A, 5.00%, 06/01/28	330	376,648
Series A, 5.00%, 06/01/29	350	408,147
Series A, 5.00%, 06/01/30	485	577,116
North Carolina Medical Care Commission, RB
4.00%, 09/01/33	175	164,310
4.00%, 09/01/34	185	171,464
Series A, 4.00%, 10/01/27	600	603,453

Security	Par (000)	Value

North Carolina (continued)
North Carolina Medical Care Commission, Refunding RB, 5.00%, 10/01/30	$1,500	$1,506,985
University of North Carolina at Chapel Hill, Refunding RB(a)
Series A, 3.70%, 12/01/34	7,000	6,778,716
Series A, 3.70%, 12/01/41	17,845	17,830,456

		28,417,295

Ohio — 1.4%
Akron Bath Copley Joint Township Hospital District, Refunding RB, Class A, 5.00%, 11/15/30	1,010	1,171,890
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/31	460	466,137
American Municipal Power, Inc., Refunding RB, Series A-2, 1.00%, 02/15/48(a)	6,000	5,860,254
Ohio Air Quality Development Authority, Refunding RB
3.25%, 09/01/29	4,450	4,139,395
4.00%, 09/01/30(a)	1,650	1,687,442
Series A, AMT, 4.25%, 11/01/39(a)	1,525	1,560,738
Ohio State University, RB, Class A, 5.00%, 12/01/30	3,320	3,978,432
State of Ohio, RB
AMT, (AGM), 5.00%, 12/31/29	1,625	1,706,435
AMT, (AGM), 5.00%, 12/31/30	2,400	2,519,535

		23,090,258

Oklahoma — 0.9%
Norman Regional Hospital Authority, Refunding RB
5.00%, 09/01/27	2,100	2,231,924
5.00%, 09/01/28	2,000	2,122,714
5.00%, 09/01/29	2,150	2,278,488
5.00%, 09/01/30	5,130	5,424,514
Oklahoma Capitol Improvement Authority, RB, Series B, 5.00%, 07/01/30	2,150	2,522,638

		14,580,278

Oregon — 0.9%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	7,980,217
Oregon State Facilities Authority, Refunding RB, Class B, 5.00%, 06/01/30	4,750	5,384,757
Port of Morrow Oregon, Refunding GO
Series A, 4.00%, 06/01/30	1,205	1,287,307
Series D, 4.00%, 12/01/30	880	942,730

		15,595,011

Pennsylvania — 16.2%
Allegheny County Hospital Development Authority, RB, Series D2, 4.44%, 11/15/47(a)	5,205	5,377,291
Allegheny County Hospital Development Authority, Refunding RB
Series A, 5.00%, 04/01/31	3,075	3,370,498
Series A, 5.00%, 04/01/34	3,345	3,625,947
Series A, 5.00%, 04/01/35	1,000	1,075,246
Allentown City School District, Refunding GO, Series B, (BAM, SAW), 5.00%, 02/01/31	4,000	4,515,952
Allentown Neighborhood Improvement Zone Development Authority, RB(c)
5.00%, 05/01/23	160	160,473
5.00%, 05/01/28	835	861,566

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB
5.00%, 05/01/29	$450	$478,789
5.00%, 05/01/30	450	481,950
Bucks County Industrial Development Authority, RB
5.00%, 07/01/29	555	557,995
5.00%, 07/01/30	700	701,899
Chester County Health and Education Facilities Authority, Refunding RB
Series A, 5.00%, 12/01/30	2,180	2,133,198
Series A, 5.00%, 10/01/32	1,450	1,585,517
Chester County Industrial Development Authority, SAB, 4.38%, 03/01/28(c)	197	196,852
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, Series A, 5.00%, 07/01/30	5,000	5,849,840
City of Philadelphia Pennsylvania, Refunding GO
(AGM), 5.00%, 08/01/30	9,235	10,104,919
(AGM), 4.00%, 08/01/32	6,000	6,234,210
Series A, 5.00%, 08/01/30	4,500	5,000,314
Clarion County Industrial Development Authority, Refunding RB, AMT, 2.45%, 12/01/39(a)	4,200	4,045,784
Commonwealth Financing Authority, RB, 5.00%, 06/01/32	6,000	6,609,762
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 4.00%, 01/01/30	7,000	7,424,235
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/29	570	583,667
5.00%, 01/01/30	1,285	1,313,081
5.00%, 01/01/32	1,510	1,543,575
Dauphin County General Authority, Refunding RB, Series A, 4.00%, 06/01/31	2,275	2,364,403
East Hempfield Township Industrial Development Authority, RB(e)
5.00%, 07/01/23	1,280	1,291,681
5.00%, 07/01/25	825	874,516
Geisinger Authority, Refunding RB
Series A-2, 5.00%, 02/15/32	4,000	4,309,340
Series A-2, 5.00%, 02/15/34	1,750	1,875,039
Lancaster County Hospital Authority, Refunding RB, Series A, 3.00%, 08/15/30	2,535	2,564,300
Latrobe Industrial Development Authority, Refunding RB, 5.00%, 03/01/30	150	163,143
Lehigh County Industrial Development Authority, Refunding RB, Series A, 3.00%, 09/01/29	15,000	14,784,285
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/35	1,735	1,761,955
4.00%, 09/01/36	1,500	1,509,807
Series A, 5.00%, 09/01/31	1,750	1,919,531
Series A, 5.00%, 09/01/32	1,315	1,437,891
Montgomery County Industrial Development Authority, Refunding RB
5.00%, 01/01/30	2,000	1,980,440
Series A, 5.25%, 01/15/25(e)	3,250	3,421,077
Northampton County General Purpose Authority, RB, Series A, 5.00%, 08/15/23(e)	10,000	10,119,260
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/34	5,400	5,953,100

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 04/15/30	$2,500	$2,872,008
AMT, 5.00%, 12/31/29	8,750	9,299,530
AMT, 5.00%, 06/30/30	3,500	3,847,686
AMT, 5.00%, 12/31/30	13,100	13,606,184
AMT, 5.00%, 12/31/34	16,500	16,875,441
Pennsylvania Economic Development Financing Authority, Refunding RB, 5.00%, 03/15/31	4,500	4,870,777
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 5.00%, 06/15/30	7,910	8,569,947
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/30	425	455,000
5.00%, 05/01/31	1,275	1,364,747
4.00%, 05/01/32	3,000	2,677,332
5.00%, 05/01/32	1,750	1,873,065
5.00%, 05/01/33	3,320	3,546,520
5.00%, 05/01/35	1,000	1,065,571
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 1.90%, 04/01/30	1,625	1,484,000
Series 137, 1.95%, 10/01/30	875	794,567
Pennsylvania Housing Finance Agency, Refunding RB, Series 125A, AMT, 3.40%, 10/01/32	9,000	8,714,475
Pennsylvania Turnpike Commission, RB Series B, 5.00%, 12/01/29	800	930,896
Series B, 5.00%, 12/01/30	620	733,862
Sub-Series B-1, 5.00%, 06/01/31	3,000	3,301,590
Sub-Series B-1, 5.00%, 06/01/32	4,075	4,480,373
Sub-Series B-1, 5.00%, 06/01/33	4,000	4,389,504
Pennsylvania Turnpike Commission, Refunding RB
2nd Series, 5.00%, 12/01/32	1,000	1,106,538
2nd Series, 5.00%, 12/01/35	2,005	2,170,330
2nd Sub Series, 5.00%, 12/01/33	1,815	1,998,865
2nd Sub Series, 5.00%, 12/01/34	1,500	1,639,560
Series B, 5.00%, 12/01/30	330	390,604
Sub-Series B-2, (AGM), 5.00%, 06/01/34	4,000	4,373,128
Philadelphia Authority for Industrial Development, RB, 4.00%, 06/15/29	350	342,304
Philadelphia Gas Works Co., RB, Series A, (AGM), 5.00%, 08/01/30	800	931,258
Philadelphia Gas Works Co., Refunding RB, Series 14-T, 5.00%, 10/01/30	425	458,673
Pittsburgh Water & Sewer Authority, RB, Series B, (AGM), 5.00%, 09/01/30	205	241,686
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/30	5,000	5,860,260
Wayne County Hospital & Health Facilities Authority, RB
Series A, (GTD), 5.00%, 07/01/31	460	501,846
Series A, (GTD), 4.00%, 07/01/33	440	452,379
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/27	130	128,535
Series A, 4.00%, 11/15/28	105	103,342
Series A, 4.00%, 11/15/29	140	137,188
Series A, 4.00%, 11/15/30	190	184,274
Series A, 4.00%, 11/15/31	200	191,293

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Westmoreland County Municipal Authority, Refunding RB
(BAM), 5.00%, 08/15/27	$1,500	$1,602,026
(BAM), 5.00%, 08/15/31	5,000	5,565,335
(BAM), 5.00%, 08/15/32	17,945	19,962,951

		274,257,778

Puerto Rico — 4.3%
Commonwealth of Puerto Rico, GO, Series A1, Restructured, 5.63%, 07/01/29	1,534	1,633,368
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(b)
Series A-1, Restructured, 0.00%, 07/01/29	14,055	10,532,395
Series A-1, Restructured, 0.00%, 07/01/31	38,523	26,236,128
Series A-1, Restructured, 0.00%, 07/01/33	43,149	26,557,778
Series B-1, Restructured, 0.00%, 07/01/31	5,755	3,911,863
Series B-1, Restructured, 0.00%, 07/01/33	6,477	3,982,507

		72,854,039

Rhode Island — 1.0%
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 05/15/30	1,500	1,558,848
Rhode Island Student Loan Authority, RB
Series A, AMT, 5.00%, 12/01/29	1,950	2,172,637
Series A, AMT, 5.00%, 12/01/30	1,300	1,463,987
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/28	2,750	2,828,372
Series A, 5.00%, 06/01/29	4,500	4,625,942
Series A, 5.00%, 06/01/30	4,215	4,326,913

		16,976,699

South Carolina — 0.8%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/35	10,000	10,600,610
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/31	2,800	3,200,890

		13,801,500

Tennessee — 1.2%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/36	2,000	1,991,140
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/31	6,210	6,396,611
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/31	1,300	1,384,106
Tennergy Corp., RB, Series A, 4.00%, 12/01/51(a)	6,000	6,015,972
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	5,000	5,368,250

		21,156,079

Texas — 13.1%
Arlington Higher Education Finance Corp., RB, 4.00%, 06/15/31	3,260	2,960,888
Central Texas Regional Mobility Authority, RB, Series A, Senior Lien, 5.00%, 07/01/25(e)	4,275	4,533,928
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/32	12,500	12,931,250
Series C, 5.00%, 08/15/33	14,000	14,484,260

Security	Par (000)	Value

Texas (continued)
City of Austin Texas Airport System Revenue, RB, AMT, 5.00%, 11/15/30	$2,000	$2,260,072
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, Series C, 5.00%, 11/15/30	900	1,075,095
City of Houston Texas Airport System Revenue, RB, Series B-1, AMT, 5.00%, 07/15/30	1,900	1,928,420
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/33	7,000	7,913,591
Sub-Series A, AMT, 5.00%, 07/01/30	1,200	1,356,588
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series B, 1st Lien, Subordinate, 5.00%, 11/15/34	7,315	7,978,646
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/33	1,650	1,675,072
Clifton Higher Education Finance Corp., Refunding RB
Series A, (PSF), 4.00%, 08/15/31	1,250	1,304,002
Series A, 3.95%, 12/01/32	1,800	1,747,946
County of Nueces Texas, Refunding GO
4.00%, 02/15/33	1,165	1,234,477
4.00%, 02/15/35	725	756,719
Dallas Fort Worth International Airport, Refunding RB, 5.00%, 11/01/32	5,000	5,904,595
DeSoto Independent School District, Refunding GO, (PSF), 5.00%, 08/15/30	3,980	4,585,947
Harris County Cultural Education Facilities Finance Corp., RB
Series B, 5.75%, 01/01/28	500	500,089
Series B, 6.38%, 01/01/33	460	460,237
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 06/01/28	1,150	1,142,770
Series A, 5.00%, 01/01/33	1,090	1,038,648
Series A, 5.00%, 06/01/33	3,000	2,919,300
Leander Independent School District, Refunding GO, CAB(b)
Series D, (PSF), 0.00%, 08/15/24(e)	4,610	2,947,956
Series D, (PSF), 0.00%, 08/15/31	1,200	842,530
Series D, (PSF), 0.00%, 08/15/32	1,875	1,263,956
Matagorda County Navigation District No. 1, Refunding RB
Series A, (AMBAC), 4.40%, 05/01/30	26,120	27,588,545
Series B-2, 4.00%, 06/01/30	12,995	13,008,918
Series B, AMT, (AMBAC), 4.55%, 05/01/30	10,000	10,207,490
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(b)(e)	21,370	15,261,176
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(c)	3,805	3,773,951
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 08/15/29(c)	335	330,649
Socorro Independent School District, Refunding GO, Series B, (PSF), 4.00%, 08/15/34	3,000	3,138,243
Spring Branch Independent School District, GO, (PSF), 3.00%, 02/01/33	5,000	5,085,635
Tarrant County Cultural Education Facilities Finance Corp., RB Class F, 5.00%, 11/15/52(a)	3,585	4,090,998

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., RB (continued)
Series A, 4.00%, 05/15/23(e)	$15,920	$15,977,837
Series B, 5.00%, 07/01/35	6,000	6,473,388
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A-1, 5.00%, 10/01/29	1,000	1,019,486
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/30	16,435	17,547,502
5.00%, 12/15/32	5,000	5,364,810
Texas Public Finance Authority, Refunding RB, 4.00%, 12/01/31	1,650	1,730,500
Texas Water Development Board, RB, 5.00%, 10/15/30	3,850	4,605,043

		220,951,153

Utah — 0.3%
Utah Transit Authority, Refunding RB, Subordinate, 4.00%, 12/15/31	5,000	5,221,470

Virginia — 0.3%
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	500	498,653
Fairfax County Economic Development Authority, RB, Series A, 5.00%, 12/01/23(e)	2,000	2,038,450
Hanover County Economic Development Authority, Refunding RB, 4.00%, 07/01/30(c)	1,000	951,929
Norfolk Redevelopment and Housing Authority, RB, Series B, 4.00%, 01/01/25	1,650	1,613,791

		5,102,823

Washington — 2.2%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 3.97%, 01/01/40(a)	5,750	5,783,350
Port of Seattle Washington, RB
Series C, AMT, Intermediate Lien, 5.00%, 05/01/33	6,695	7,176,645
Series C, AMT, Intermediate Lien, 5.00%, 05/01/34	6,000	6,403,866
Washington Health Care Facilities Authority, Refunding RB, Series B, 5.00%, 08/15/35	9,485	10,161,916
Washington State Convention Center Public Facilities District, RB, 4.00%, 07/01/31	4,240	3,985,252
Washington State Housing Finance Commission, Refunding RB
5.00%, 07/01/28	1,000	1,004,537
5.00%, 07/01/33	1,320	1,326,000
WBRP 3.2, RB
Series A, 5.00%, 01/01/31	1,000	1,066,708
Series A, 5.00%, 01/01/32	1,140	1,216,078

		38,124,352

Security	Par (000)	Value

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB
Series A, 5.00%, 06/01/31	$1,950	$2,091,274
Series A, 5.00%, 06/01/33	1,100	1,175,023

		3,266,297

Wisconsin — 2.8%
Public Finance Authority, RB(c)
4.00%, 06/15/30	1,520	1,384,994
5.00%, 01/01/31	650	662,160
Class A, 5.00%, 06/15/31	720	722,336
Series A, 4.00%, 07/15/29	645	629,016
Series A, 4.00%, 03/01/30	1,305	1,233,739
Series A, 3.75%, 06/01/30	345	325,986
Public Finance Authority, Refunding RB
4.00%, 09/01/29(c)	375	342,364
Class A, 3.00%, 12/01/26	250	239,101
Class C, 4.00%, 10/01/41(a)	7,000	7,283,689
AMT, 2.63%, 11/01/25	3,000	2,900,559
Class B, AMT, 4.00%, 10/01/46(a)	1,750	1,877,433
Series B, AMT, 5.25%, 07/01/28	2,250	2,252,011
State of Wisconsin, GO, Series A, 4.16%, 05/01/25(a)	8,960	8,957,276
Wisconsin Health & Educational Facilities Authority, Refunding RB 5.00%, 04/01/35	2,500	2,773,830
Series C-4, 4.39%, 08/15/54(a)	8,200	8,304,411
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series D, (FNMA), 3.00%, 09/01/32	7,265	6,842,577

		46,731,482

Total Municipal Bonds — 136.4% (Cost: $2,317,168,879)		2,308,761,363

Municipal Bonds Transferred to Tender Option Bond Trusts(h)(i)

Colorado — 0.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.25%, 11/15/31	8,085	8,094,236
Series A, AMT, 4.25%, 11/15/32	2,230	2,232,679

		10,326,915

Florida — 5.6%
County of Broward Florida Airport System Revenue, ARB
Series Q-1, 4.00%, 10/01/29	17,200	17,221,580
Series Q-1, 4.00%, 10/01/30	18,095	18,117,730
Series Q-1, 4.00%, 10/01/31	18,820	18,843,633

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Broward Florida Airport System Revenue, ARB (continued)
Series Q-1, 4.00%, 10/01/32	$19,575	$19,599,573
Series Q-1, 4.00%, 10/01/33	20,355	20,380,563

		94,163,079

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.2% (Cost: $104,359,983)		104,489,994

Total Long-Term Investments — 142.6% (Cost: $2,421,528,862)		2,413,251,357

	Shares

Short-Term Securities

Money Market Funds — 5.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(j)(k)	93,840,444	93,859,212

Total Short-Term Securities — 5.6% (Cost: $93,842,274)		93,859,212

Total Investments — 148.2% (Cost: $2,515,371,136)		2,507,110,569

Other Assets Less Liabilities — 0.2%		4,706,562

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.1)%		(70,145,702)

RVMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.3)%		(749,752,309)

Net Assets Applicable to Common Shares — 100.0%		$1,691,919,120

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	When-issued security.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2029 to November 15, 2032, is $71,728,412. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$53,019,664	$40,853,106	(a)	$—	$(29,387)	$15,829	$93,859,212	93,840,444	$588,220	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal 2030 Target Term Trust (BTT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$2,308,761,363	$—	$2,308,761,363
Municipal Bonds Transferred to Tender Option Bond Trusts	—	104,489,994	—	104,489,994
Short-Term Securities
Money Market Funds	93,859,212	—	—	93,859,212

	$93,859,212	$2,413,251,357	$—	$2,507,110,569

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(69,569,982)	$—	$(69,569,982)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

	$—	$(819,569,982)	$—	$(819,569,982)

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 117.9%

Corporate — 1.7%
California Community Choice Financing Authority, RB(a)
5.00%, 12/01/53	$6,670	$7,121,986
Series B-1, 4.00%, 02/01/52	9,665	9,805,123
California Pollution Control Financing Authority, RB, AMT, 4.75%, 11/01/46	4,000	4,053,068

		20,980,177

County/City/Special District/School District — 43.6%
Beverly Hills Unified School District California, GO, Series A, 3.00%, 08/01/41	2,000	1,851,042
California Municipal Finance Authority, RB
5.00%, 06/01/43	2,000	2,165,276
5.00%, 06/01/48	15,000	16,068,255
California Statewide Communities Development Authority, SAB
Series B, 4.00%, 09/02/40	570	532,683
Series B, 4.00%, 09/02/50	690	608,848
Series C, 4.00%, 09/02/40	4,015	3,752,146
Series C, 4.00%, 09/02/50	2,885	2,528,342
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/39	1,000	1,057,932
5.00%, 09/02/40	950	1,004,506
5.00%, 09/02/44	1,150	1,201,678
5.00%, 09/02/49	1,675	1,757,248
4.00%, 09/02/50	760	682,281
5.00%, 09/02/50	760	789,090
Series C, 5.00%, 09/02/39	850	899,242
Series C, 5.00%, 09/02/44	130	135,842
Series C, 5.00%, 09/02/49	865	894,449
California Statewide Communities Development Authority, ST
4.00%, 09/01/41	700	662,109
4.00%, 09/01/51	1,350	1,196,398
Chabot-Las Positas Community College District, GO, Series A, Election 2016, 4.00%, 08/01/47	1,500	1,507,749
Chaffey Joint Union High School District, GO, CAB(b)
Series C, Election 2012, 0.00%, 08/01/32	500	359,797
Series C, Election 2012, 0.00%, 08/01/33	1,000	684,998
Series C, Election 2012, 0.00%, 08/01/34	1,015	662,252
Series C, Election 2012, 0.00%, 08/01/35	1,090	676,524
Series C, Election 2012, 0.00%, 08/01/36	1,000	590,292
Series C, Election 2012, 0.00%, 08/01/37	1,300	730,012
Series C, Election 2012, 0.00%, 08/01/38	1,255	671,977
Series C, Election 2012, 0.00%, 08/01/39	1,500	767,435
Series C, Election 2012, 0.00%, 08/01/40	3,705	1,812,964
Series C, Election 2012, 0.00%, 08/01/41	610	285,346
Series C, Election 2012, 0.00%, 02/01/42	700	318,707
Chino Valley Unified School District, GO
Series B, 4.00%, 08/01/45	640	647,425
Series B, 5.00%, 08/01/55	1,285	1,392,400
City of Dixon California, ST, 4.00%, 09/01/45	1,000	904,409
City of Los Angeles California, COP, (AMBAC), 6.20%, 11/01/31	1,600	1,605,464
City of Roseville California, ST, 4.00%, 09/01/50	1,000	878,049

Security	Par (000)	Value

County/City/Special District/School District (continued)
City of Sacramento California Transient Occupancy Tax Revenue, RB
Series A, 5.00%, 06/01/43	$1,230	$1,314,098
Series A, 5.00%, 06/01/48	3,750	3,965,824
Clovis Unified School District, GO, Series B, Election 2020, 5.00%, 08/01/47	8,050	8,854,992
El Dorado Irrigation District, Refunding RB, Series A, (AGM), 5.25%, 03/01/24(c)	15,000	15,444,915
El Monte City School District, GO, Series B, Election 2014, 5.50%, 08/01/46	4,265	4,566,945
Elk Grove Unified School District, GO, Election 2016, 4.00%, 08/01/46	10,000	10,014,310
Escondido Union School District, GO, Series B, Election 2014, 4.00%, 08/01/47	4,320	4,308,176
Folsom Cordova Unified School District, GO, Series D, (AGM), 4.00%, 10/01/44	21,300	21,385,690
Fowler Unified School District, GO, Series A, Election 2016, (BAM), 5.25%, 08/01/46	3,700	4,006,926
Fremont Union High School District, Refunding GO 4.00%, 08/01/40	2,500	2,520,833
Series A, 4.00%, 08/01/46	4,635	4,665,345
Garden Grove Unified School District, GO, Series C, Election 2010, 5.25%, 08/01/23(c)	2,725	2,760,586
Gilroy Unified School District, GO, Election 2016, 4.00%, 08/01/48	9,500	9,504,940
Glendale Community College District, GO, Series A, Election 2016, 4.00%, 08/01/46	8,000	8,059,224
Glendale Community College District, GO, CAB(b)
Series B, 0.00%, 08/01/41	2,465	1,134,876
Series B, 0.00%, 08/01/42	2,650	1,160,149
Series B, 0.00%, 08/01/43	3,580	1,487,751
Hayward Unified School District, GO, Series A, (BAM), 4.00%, 08/01/48	4,000	3,982,344
Indio Finance Authority, Refunding RB
Series A, (BAM), 5.25%, 11/01/47	2,225	2,480,399
Series A, (BAM), 5.25%, 11/01/52	7,000	7,728,854
Kern Community College District, GO(c)
Series C, 5.25%, 11/01/23	11,430	11,661,435
Series C, 5.75%, 11/01/23	12,085	12,374,109
Los Alamitos Unified School District, Refunding GO, 5.25%, 08/01/23(c)	3,700	3,748,318
Los Angeles County Facilities, Inc., RB
Class A, 5.00%, 12/01/28(c)	4,455	5,166,410
Class A, 5.00%, 12/01/51	4,760	5,064,516
Series A, 5.00%, 12/01/43	13,345	14,496,313
Series A, 4.00%, 12/01/48	11,000	11,009,933
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, RB, Series A, 5.00%, 07/01/45	6,585	7,433,365
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB, Series A, 5.00%, 07/01/39	2,135	2,343,297
Los Angeles County Public Works Financing Authority, Refunding RB
Series D, 5.00%, 12/01/45	1,430	1,510,613
Series F, 4.00%, 12/01/46	4,190	4,279,046
Los Angeles Unified School District, GO
Series C, 4.00%, 07/01/39	5,875	6,063,024
Series RYQ, 4.00%, 07/01/44	23,975	24,320,767

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
Menifee Union School District, GO, Series B, (BAM), 4.00%, 08/01/43	$5,370	$5,434,392
Mount San Antonio Community College District, Refunding GO, Series A, Election 2008, 5.00%, 08/01/23(c)	4,500	4,553,244
Mount San Jacinto Community College District, GO, Series A, Election 2014, 5.00%, 08/01/35	3,565	3,777,609
Napa Valley Unified School District, GO, Series C, (AGM), 4.00%, 08/01/44	5,250	5,295,528
Natomas Unified School District, GO, Election 2014, (BAM), 4.00%, 08/01/42	5,000	5,065,485
Newport Mesa Unified School District, Refunding GO, CAB, 0.00%, 08/01/45(b)	8,485	3,196,172
Oceanside Unified School District, GO, Series E, Election 2008, 4.00%, 08/01/48	3,275	3,284,832
Orange County Local Transportation Authority Sales Tax Revenue, RB, 5.00%, 02/15/41	8,000	8,848,824
Oxnard Union High School District, GO, Series C, Election 2018, 4.00%, 08/01/47	6,750	6,738,943
Peralta Community College District, GO, Series B, 5.50%, 08/01/52	2,500	2,864,575
Perris Union High School District, GO, Series B, Election 2012, (BAM), 5.25%, 09/01/39	2,715	2,906,861
Redwood City School District, GO, Series C, 4.00%, 08/01/44	3,000	3,017,043
Rio Elementary School District, GO, Series A, Election 2014, (AGM), 5.25%, 08/01/25(c)	5,865	6,298,511
Riverside County Public Financing Authority, Refunding TA, Series A, (BAM), 4.00%, 10/01/40	9,500	9,635,071
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (AGM), 4.00%, 10/01/37	6,000	6,044,460
RNR School Financing Authority, ST
Series A, (BAM), 5.00%, 09/01/37	1,500	1,608,804
Series A, (BAM), 5.00%, 09/01/41	3,000	3,150,495
San Benito High School District, GO, Election 2016, 4.00%, 08/01/48	5,000	5,015,135
San Diego County Regional Transportation Commission, Refunding RB, Series A, 4.00%, 04/01/48	1,085	1,096,393
San Diego Unified School District, GO
Series B, 3.25%, 07/01/48	6,000	5,049,618
Series I, Election 2012, 4.00%, 07/01/47	5,000	5,008,935
San Diego Unified School District, GO, CAB(b)
Series K-2, 0.00%, 07/01/38	2,755	1,504,891
Series K-2, 0.00%, 07/01/39	3,340	1,732,692
Series K-2, 0.00%, 07/01/40	4,285	2,120,008
San Francisco Bay Area Rapid Transit District, GO
Series C-1, 3.00%, 08/01/50	2,500	2,042,060
Class D1, Election 2016, 4.25%, 08/01/52	16,500	17,045,919
Series A, Election 2016, 4.00%, 08/01/42	6,000	6,133,518
San Jacinto Unified School District, GO
Election 2016, 4.00%, 08/01/42	3,960	4,047,880
Election 2016, 4.00%, 08/01/43	1,095	1,116,417
San Jose Financing Authority, Refunding RB, Series A, 5.00%, 06/01/23(c)	14,175	14,287,531
San Leandro Unified School District, GO, Series B, 5.25%, 08/01/48	3,000	3,343,773
San Marcos Redevelopment Agency Successor Agency, Refunding TA Series A, 5.00%, 10/01/32	1,700	1,822,179

Security	Par (000)	Value

County/City/Special District/School District (continued)
San Marcos Redevelopment Agency Successor Agency, Refunding TA (continued)
Series A, 5.00%, 10/01/33	$1,125	$1,205,883
San Mateo Joint Powers Financing Authority, RB, Series A, 4.00%, 07/15/52	14,270	13,913,279
Santa Clara County Financing Authority, RB, Series A, 4.00%, 04/01/43	6,355	6,411,915
Santa Clara Unified School District, GO, Election 2018, 4.00%, 07/01/48	15,000	15,022,800
Santa Clarita Community College District, GO, Election 2016, 5.25%, 08/01/45	4,000	4,621,908
Santa Monica Community College District, GO, Series A, Election 2016, 5.00%, 08/01/43	10,000	10,959,680
South San Francisco Public Facilities Financing Authority, RB
Class A, 4.00%, 06/01/42	500	506,145
Class A, 5.25%, 06/01/46	750	830,027
Southwestern Community College District, GO, Series D, 3.00%, 08/01/41	7,370	6,614,280
Transbay Joint Powers Authority, TA, Series B, Subordinate, 5.00%, 10/01/38	600	660,248
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/38	3,250	3,384,631
West Contra Costa Unified School District, GO(c)
Series B, Election 2010, 5.50%, 08/01/23	6,195	6,283,502
Series A, Election 2012, 5.50%, 08/01/23	7,500	7,607,145
West Valley-Mission Community College District, GO, Series B, Election 2012, 4.00%, 08/01/40	34,000	34,593,980

		546,804,711

Education — 11.9%
California Educational Facilities Authority, RB
Series A, 5.00%, 10/01/48	10,000	10,515,387
Series U-7, 5.00%, 06/01/46	7,525	9,175,466
California Enterprise Development Authority, Refunding RB, Series A, 4.00%, 06/01/51(d)	875	685,443
California Municipal Finance Authority, RB
4.00%, 10/01/51	1,150	989,007
Series A, 5.50%, 08/01/34(d)	465	468,648
Series A, 5.00%, 10/01/39(d)	680	657,703
Series A, 5.00%, 10/01/49(d)	1,145	1,047,814
Series A, 5.00%, 10/01/57(d)	2,255	2,011,050
California Municipal Finance Authority, Refunding RB(d)
5.00%, 08/01/39	2,040	2,088,156
5.00%, 08/01/48	1,245	1,220,074
California School Finance Authority, RB
6.65%, 07/01/33	595	602,192
5.00%, 06/01/40(d)	660	664,199
6.90%, 07/01/43	1,330	1,347,669
5.00%, 06/01/50(d)	1,030	1,007,795
5.00%, 08/01/52(d)	1,875	1,898,250
5.00%, 08/01/61(d)	5,315	5,359,364
Class A, (NPFGC), 5.00%, 06/01/61(d)	820	781,822
Series A, 6.00%, 07/01/33	1,500	1,514,168
Series A, 5.00%, 06/01/39(d)	740	710,105
Series A, (NPFGC), 5.00%, 06/01/41(d)	440	440,990
Series A, 6.30%, 07/01/43	3,000	3,032,538
Series A, 5.00%, 07/01/49(d)	1,850	1,888,108
Series A, 4.00%, 06/01/51(d)	800	640,672
Series A, (NPFGC), 5.00%, 06/01/51(d)	600	581,411

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
California School Finance Authority, RB (continued)
Series A, 5.00%, 06/01/58(d)	$9,215	$8,478,188
Series A, 5.00%, 07/01/59(d)	2,565	2,585,584
Series A, 4.00%, 06/01/61(d)	1,300	998,691
Series B, 4.00%, 07/01/45(d)	1,035	908,800
California School Finance Authority, Refunding RB(d)
5.00%, 08/01/46	1,145	1,155,347
Series A, 5.00%, 07/01/36	755	771,159
California State University, Refunding RB
Series A, 5.00%, 11/01/41	9,775	10,444,001
Series A, 5.00%, 11/01/47	13,430	14,370,664
California Statewide Communities Development Authority, RB, Series A, 5.00%, 05/15/37	4,000	4,125,740
California Statewide Communities Development Authority, Refunding RB, 5.00%, 05/15/40	2,250	2,296,127
Hastings Campus Housing Finance Authority, RB(d)
Series A, 5.00%, 07/01/45	1,115	974,258
Series A, 5.00%, 07/01/61	9,360	7,676,061
University of California, RB, Series AM, 5.25%, 05/15/36	2,970	3,089,112
University of California, Refunding RB
Series AO, 5.00%, 05/15/40	5,430	5,788,890
Series AZ, 4.00%, 05/15/48	6,000	6,071,508
Series BH, 4.00%, 05/15/51	15,000	15,188,535
Series D, 5.50%, 05/15/58	4,000	4,367,440
Series Q, 3.00%, 05/15/51	13,000	10,383,373

		149,001,509

Health — 8.9%
California Health Facilities Financing Authority, RB
4.00%, 11/15/47	825	826,720
5.00%, 11/15/56	9,000	9,359,982
Series A, 5.00%, 11/15/35	1,960	2,120,316
Series A, 4.00%, 11/15/42	450	452,645
California Health Facilities Financing Authority, Refunding RB
5.00%, 08/01/40	700	749,861
(AGM), 3.00%, 08/15/51	13,975	11,351,026
Series A, 5.00%, 07/01/23(c)	10,000	10,098,220
Series A, 4.00%, 03/01/39	895	896,231
Series A, 4.00%, 03/01/43	1,315	1,266,021
Series A, 4.00%, 04/01/45	3,570	3,416,183
Series A, 5.00%, 11/15/48	7,280	7,582,186
Series B, 5.00%, 11/15/26(c)	3,385	3,742,483
California Municipal Finance Authority, RB
Series A, 4.00%, 11/15/52	1,000	755,236
Series A, 4.00%, 11/15/56	1,100	816,281
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 02/01/37	3,110	3,246,964
Series A, 5.00%, 11/01/39(d)	600	612,535
Series A, 5.00%, 02/01/47	9,250	9,534,715
California Statewide Communities Development Authority, RB
4.25%, 01/01/43	3,450	3,433,685
4.00%, 08/01/45	5,000	4,369,425
4.00%, 07/01/48	4,000	3,985,496
California Statewide Communities Development Authority, Refunding RB
4.00%, 04/01/42	5,600	5,562,239
4.00%, 04/01/47	3,975	3,907,874
5.00%, 04/01/47	2,995	3,119,098

Security	Par (000)	Value

Health (continued)
California Statewide Communities Development Authority, Refunding RB (continued)
5.00%, 03/01/48	$5,000	$5,179,585
Series A, 5.00%, 08/15/51	1,635	1,685,651
Series A, 5.00%, 12/01/53	1,000	1,040,562
Series A, 4.00%, 12/01/57	6,500	6,439,134
Series A, 5.00%, 12/01/57	1,750	1,819,279
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 05/15/47	4,000	4,176,524

		111,546,157

Housing — 8.1%
California Community Housing Agency, RB, M/F Housing(d)
4.00%, 08/01/46	2,495	2,109,498
Series A, 5.00%, 04/01/49	9,400	8,439,207
Series A-2, 4.00%, 08/01/47	2,100	1,739,373
Series A-2, 4.00%, 02/01/50	1,160	937,899
Series A-2, 4.00%, 08/01/51	6,380	4,651,090
California Housing Finance Agency, RB, M/F Housing
Series 2021-1, Class A, 3.50%, 11/20/35	17,847	17,187,792
Series 2021-2, Class A, (FHLMC), 3.75%, 03/25/35	18,201	18,052,833
City & County of San Francisco California, RB, M/F Housing, Series J, (FNMA), 2.55%, 07/01/39	5,000	4,236,970
CMFA Special Finance Agency VII, RB, M/F Housing, Series A1, 3.00%, 08/01/56(d)	1,035	745,224
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(d)	4,350	3,063,679
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(d)	2,605	1,915,938
CMFA Special Finance Agency, RB, M/F Housing(d)
Series A-1, 3.00%, 12/01/56	2,315	1,606,399
Series A-2, 4.00%, 08/01/45	660	561,340
CSCDA Community Improvement Authority, RB, M/F Housing(d)
4.00%, 10/01/46	695	576,449
2.80%, 03/01/47	2,555	1,966,188
4.00%, 07/01/56	3,945	3,079,053
4.00%, 08/01/56	9,055	7,528,083
4.00%, 10/01/56	1,000	859,643
4.00%, 12/01/56	765	567,186
3.25%, 04/01/57	3,675	2,723,811
4.00%, 05/01/57	5,660	4,142,141
Series A, 3.00%, 09/01/56	1,475	1,017,473
Series A, 4.00%, 06/01/58	6,480	5,432,722
Series A-2, 3.00%, 02/01/57	1,625	1,149,125
Senior Lien, 3.13%, 06/01/57	2,705	1,897,909
Series A, Senior Lien, 4.00%, 12/01/58	1,625	1,262,339
Series B, Sub Lien, 4.00%, 12/01/59	575	403,426
Santa Clara County Housing Authority, RB, M/F Housing, Series A, AMT, 6.00%, 08/01/41	3,500	3,504,883

		101,357,673

State — 5.7%
California State Public Works Board, RB
Series B, 4.00%, 05/01/46	6,075	6,255,209
Series D, 4.00%, 05/01/47	9,000	8,874,360
Series I, 5.50%, 11/01/33	4,590	4,704,525

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
California Statewide Communities Development Authority, SAB
Series A, 5.00%, 09/02/39	$190	$201,007
Series A, 5.00%, 09/02/44	110	114,943
Series A, 5.00%, 09/02/48	110	114,122
Series B, 5.00%, 09/02/52	1,785	1,717,177
State of California, GO, 4.00%, 03/01/50	5,000	5,067,115
State of California, Refunding GO
5.00%, 03/01/35	9,000	10,468,557
4.00%, 10/01/37	9,385	9,968,099
4.00%, 10/01/39	10,000	10,402,240
5.25%, 10/01/39	3,000	3,281,835
5.00%, 09/01/41	530	609,294
3.00%, 04/01/52	5,590	4,590,536
5.00%, 09/01/52	5,000	5,686,995

		72,056,014

Tobacco — 1.7%
California County Tobacco Securitization Agency, Refunding RB 5.00%, 06/01/50	540	545,409
Series A, 4.00%, 06/01/49	1,860	1,704,335
Series B-1, Subordinate, 4.00%, 06/01/49	185	184,564
California County Tobacco Securitization Agency, Refunding RB, CAB(b)
0.00%, 06/01/55	7,575	1,384,824
Series B-2, Subordinate, 0.00%, 06/01/55	8,895	1,607,335
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/28(c)	5,390	6,188,652
Series B, 5.00%, 06/01/51	5,000	5,300,350
Tobacco Securitization Authority of Southern California, Refunding RB, CAB, 0.00%, 06/01/54(b)	25,600	4,631,347

		21,546,816

Transportation — 24.2%
Alameda Corridor Transportation Authority, Refunding RB, Series B, Sub Lien, 5.00%, 10/01/35	3,000	3,178,692
Bay Area Toll Authority, Refunding RB
4.00%, 04/01/42	11,250	11,418,919
4.00%, 04/01/47	5,000	5,022,375
California Municipal Finance Authority, RB
AMT, Senior Lien, 5.00%, 12/31/43	6,500	6,628,342
AMT, Senior Lien, 4.00%, 12/31/47	21,415	18,505,451
City of Los Angeles Department of Airports, RB
Series A, AMT, 5.25%, 05/15/38	1,735	1,869,808
Series A, AMT, 5.00%, 05/15/40	14,830	15,300,274
Series A, AMT, 5.00%, 05/15/45	10,045	10,242,826
Series A, AMT, 4.00%, 05/15/49	5,000	4,791,740
Series B, AMT, 5.00%, 05/15/36	2,865	3,024,068
Series B, AMT, 5.00%, 05/15/41	8,500	8,806,875
Series B, AMT, 5.00%, 05/15/46	11,280	11,593,043
Series D, AMT, 5.00%, 05/15/35	4,000	4,198,664
Series D, AMT, 5.00%, 05/15/36	3,000	3,143,391
Series D, AMT, 5.00%, 05/15/41	6,855	7,020,185
Series E, AMT, 5.00%, 05/15/44	7,000	7,530,264
Series C, AMT, Subordinate, 5.00%, 05/15/38	3,215	3,403,023
Series C, AMT, Subordinate, 5.00%, 05/15/44	6,725	7,017,995
City of Los Angeles Department of Airports, Refunding RB
AMT, 5.00%, 05/15/43	2,175	2,303,877

Security	Par (000)	Value

Transportation (continued)
City of Los Angeles Department of Airports, Refunding RB (continued)
AMT, 5.00%, 05/15/45	$1,940	$2,081,831
AMT, 5.25%, 05/15/47	2,250	2,446,677
AMT, 3.25%, 05/15/49	1,500	1,150,100
AMT, Subordinate, 4.00%, 11/15/31(c)	115	125,010
AMT, Subordinate, 5.00%, 11/15/31(c)	20	23,284
AMT, Subordinate, 4.00%, 05/15/41	4,190	4,069,977
AMT, Subordinate, 5.00%, 05/15/46	5,980	6,379,314
County of Sacramento California Airport System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	13,290	13,884,422
Sub-Series B, 5.00%, 07/01/41	3,000	3,123,693
Series C, AMT, 5.00%, 07/01/38	3,000	3,156,873
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series B-2, 3.50%, 01/15/53	10,000	8,527,910
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB, Series A, 5.00%, 07/01/41	1,300	1,417,735
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/33	2,000	2,236,996
Series A, AMT, 5.00%, 03/01/41	17,400	18,051,560
Series A, AMT, 5.00%, 03/01/47	7,290	7,494,740
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	700	709,022
San Diego County Regional Airport Authority, RB
Series B, AMT, 5.00%, 07/01/42	6,485	6,740,911
Series B, AMT, Subordinate, 4.00%, 07/01/56	5,000	4,618,315
San Diego County Regional Airport Authority, Refunding RB, Series A, 5.00%, 07/01/42	4,275	4,523,442
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.00%, 05/01/40	3,785	3,879,636
Series A, AMT, 5.00%, 05/01/44	2,660	2,690,215
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB
Series B, 4.00%, 05/01/52	5,500	5,506,595
2nd Series, AMT, 5.00%, 05/01/48	30,660	31,770,781
Series 2020, AMT, 4.00%, 05/01/39	6,800	6,722,657
Series A, AMT, 5.00%, 05/01/47	14,220	14,672,566
Series E, AMT, 5.00%, 05/01/45	2,515	2,644,507
Series E, AMT, 5.00%, 05/01/50	10,305	10,689,294

		304,337,875

Utilities — 12.1%
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, Subordinate, 4.00%, 06/01/52	10,000	10,077,600
City of Richmond California Wastewater Revenue, Refunding RB, Series A, 5.00%, 08/01/42	5,185	5,610,870
City of Riverside California Electric Revenue, Refunding RB, Series A, 5.00%, 10/01/43	3,500	3,839,868
City of Riverside California Water Revenue, RB
Series A, 5.00%, 10/01/47	1,500	1,704,945
Series A, 5.00%, 10/01/52	2,250	2,533,822
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series C, 4.00%, 11/01/50	16,935	17,050,107

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/36	$2,335	$2,486,350
East Bay Municipal Utility District Water System Revenue, RB
Series A, 4.00%, 06/01/45	4,585	4,627,980
Series A, 5.00%, 06/01/49	11,190	12,134,951
Series B, 4.00%, 06/01/45	6,500	6,530,894
Eastern Municipal Water District, Refunding RB, Series A, 5.00%, 07/01/42	3,000	3,255,972
Los Angeles Department of Water & Power Water System Revenue, Refunding RB
Series A, 5.00%, 07/01/46	8,410	8,895,324
Series C, 5.00%, 07/01/40	2,380	2,705,641
Los Angeles Department of Water & Power, RB, Series A, 5.00%, 07/01/42	12,265	13,180,729
Los Angeles Department of Water & Power, Refunding RB, Series C, 5.00%, 07/01/43	2,350	2,684,776
Mountain House Public Financing Authority, RB, Series A, (BAM), 4.00%, 12/01/55	4,500	4,447,899
Sacramento Municipal Utility District, RB, Series G, 5.00%, 08/15/39	3,135	3,510,683
Sacramento Municipal Utility District, Refunding RB, Series H, 4.00%, 08/15/45	3,065	3,099,549
San Diego Public Facilities Financing Authority, Refunding RB
Series A, Subordinate, 5.00%, 08/01/43	9,655	10,684,657
Series A, Subordinate, 5.25%, 08/01/47	5,000	5,541,445
San Francisco City & County Public Utilities Commission Power Revenue, RB, Series A, 5.00%, 11/01/39	5,245	5,554,833
San Francisco City & County Public Utilities Commission Power Revenue, Refunding RB, Series B, 4.00%, 11/01/51	3,500	3,516,219
San Jose Financing Authority, Refunding RB, 5.00%, 11/01/52	16,000	18,216,080

		151,891,194

Total Municipal Bonds in California		1,479,522,126

Puerto Rico — 5.0%

State — 5.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	10,719	10,209,848
Series A-1, Restructured, 5.00%, 07/01/58	19,006	18,725,661
Series A-2, Restructured, 4.78%, 07/01/58	2,416	2,299,752
Series A-2, Restructured, 4.33%, 07/01/40	5,766	5,513,922
Series B-1, Restructured, 4.75%, 07/01/53	1,583	1,509,202
Series B-1, Restructured, 5.00%, 07/01/58	8,899	8,773,480
Series B-2, Restructured, 4.33%, 07/01/40	7,022	6,710,666

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-2, Restructured, 4.78%, 07/01/58	$1,535	$1,459,169
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	26,291	7,300,695

Total Municipal Bonds in Puerto Rico		62,502,395

Total Municipal Bonds — 122.9% (Cost: $1,541,149,728)		1,542,024,521

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 31.3%

County/City/Special District/School District — 9.5%
California Municipal Finance Authority, RB, 5.00%, 06/01/48	9,500	10,176,557
Livermore Valley Joint Unified School District, GO, 4.00%, 08/01/46	15,000	15,084,845
Marin Healthcare District, GO, Election 2013, 4.00%, 08/01/45	10,000	10,059,035
Sacramento Area Flood Control Agency, Refunding SAB, Series A, 5.00%, 10/01/43	19,995	21,247,447
San Luis Obispo County Community College District, GO, Election 2014, Series A, 4.00%, 08/01/40	13,170	13,336,222
San Mateo County Community College District, GO, Series A, 5.00%, 09/01/25(c)	35,230	37,703,328
Southwestern Community College District, GO, Election 2008, Series D, 5.00%, 08/01/25(c)	10,820	11,553,104

		119,160,538

Education — 3.3%
California State University, Refunding RB, Series A, 4.00%, 11/01/45	7,980	8,093,074
Oakland Unified School District, GO, Series A, 4.00%, 08/01/46	14,530	14,636,810
University of California, Refunding RB
Series AZ, 5.00%, 05/15/48	12,000	12,949,540
Series Q, 4.00%, 05/15/51	6,000	6,033,578

		41,713,002

Health — 12.8%
California Health Facilities Financing Authority, RB, Series A, 4.00%, 11/15/42	7,500	7,544,080
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 08/15/43	44,365	47,425,115
Series A, 4.00%, 10/01/47	11,015	10,895,744
Sub-Series A-2, 4.00%, 11/01/44	31,000	31,182,621
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	56,410	62,767,085

		159,814,645

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 2.3%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/49(f)	$16,560	$16,620,841
City of Los Angeles Department of Airports, ARB
Series B, AMT, 5.00%, 05/15/41	7,290	7,552,931
Series B, AMT, 5.00%, 05/15/46	5,000	5,138,760

		29,312,532

Utilities — 3.4%
Beaumont Public Improvement Authority, RB, Series A, 5.00%, 09/01/49	6,000	6,350,198
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.00%, 06/01/44	20,080	21,046,240
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series A, 4.00%, 10/01/51	14,595	14,731,093

		42,127,531

Total Municipal Bonds in California		392,128,248

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.3% (Cost: $386,288,376)		392,128,248

Total Long-Term Investments — 154.2% (Cost: $1,927,438,104)		1,934,152,769

	Shares

Short-Term Securities

Money Market Funds — 2.9%

BlackRock Liquidity Funds California Money Fund, Institutional Class, 1.00%(g)(h)	36,543,921	36,525,649

Total Short-Term Securities — 2.9% (Cost: $36,514,992)		36,525,649

Total Investments — 157.1% (Cost: $1,963,953,096)		1,970,678,418
Other Assets Less Liabilities — 1.9%		23,044,515
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.0)%		(213,287,831)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.0)%		(526,400,000)

Net Assets Applicable to Common Shares — 100.0%		$1,254,035,102

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on April 1, 2025, is $11,380,400. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds California Money Fund, Institutional Class	$23,054,296	$13,461,130	(a)	$—	$5,431	$4,792	$36,525,649	36,543,921	$467,385	$—

(a)	Represents net amount purchased (sold).

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	348	03/22/23	$39,955	$(505,221)
U.S. Long Bond	685	03/22/23	89,457	(1,885,988)
5-Year U.S. Treasury Note	387	03/31/23	42,358	(436,136)

				$(2,827,345)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$2,827,345	$—	$2,827,345

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$6,871,567	$—	$6,871,567

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,542,005)	$—	$(1,542,005)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$200,580,039

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,542,024,521	$—	$1,542,024,521
Municipal Bonds Transferred to Tender Option Bond Trusts	—	392,128,248	—	392,128,248

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$36,525,649	$—	$—	$36,525,649

	$36,525,649	$1,934,152,769	$—	$1,970,678,418

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(2,827,345)	$—	$—	$(2,827,345)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(211,599,963)	$—	$(211,599,963)
VMTP Shares at Liquidation Value	—	(526,400,000)	—	(526,400,000)

	$—	$(737,999,963)	$—	$(737,999,963)

See notes to financial statements.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama(a) — 3.3%
Black Belt Energy Gas District, RB
Series B-2, 4.36%, 12/01/48	$2,500	$2,497,773
Series F, 5.50%, 11/01/53	840	900,572
Southeast Energy Authority A Cooperative District, RB, Series A-2, 5.47%, 01/01/53	5,090	5,204,922

		8,603,267

Arizona — 1.6%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(b)	550	521,481
Series A, 5.00%, 07/01/39(b)	465	448,204
Series A, (BAM), 4.00%, 06/01/44	730	724,804
Series A, 5.00%, 07/01/49(b)	525	478,868
Series A, 5.00%, 07/01/54(b)	405	361,991
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	535	491,400
Maricopa County Industrial Development Authority, Refunding RB(b)
5.00%, 07/01/39	195	193,069
5.00%, 07/01/54	450	417,807
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	450	477,717

		4,115,341

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	1,270	1,144,346

California — 14.1%
Bay Area Toll Authority, Refunding RB, Series C, 4.19%, 04/01/56(a)	1,000	985,624
California Community Housing Agency, RB, M/F Housing(b)
3.00%, 08/01/56	120	85,339
Series A, 5.00%, 04/01/49	200	179,558
Series A-2, 4.00%, 08/01/47	1,300	1,076,755
California Health Facilities Financing Authority, Refunding RB, Series A, 3.00%, 08/15/51	1,100	887,776
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	585	541,703
Series 2021-1, Class A, 3.50%, 11/20/35	652	627,248
California Municipal Finance Authority, RB, AMT, Senior Lien, 5.00%, 12/31/43	1,400	1,427,643
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	1,260	1,282,321
Series I, 5.50%, 11/01/30	5,000	5,122,795
Series I, 5.50%, 11/01/31	3,130	3,207,414
Series I, 5.50%, 11/01/33	3,000	3,074,853
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	130	95,613
CSCDA Community Improvement Authority, RB, M/F Housing(b)
5.00%, 09/01/37	105	102,840
4.00%, 10/01/56	160	137,543
4.00%, 12/01/56	200	148,284
Series A, 4.00%, 06/01/58	910	762,929
Senior Lien, 3.13%, 06/01/57	515	361,339
Series A, Senior Lien, 4.00%, 12/01/58	845	656,416

Security	Par (000)	Value

California (continued)
Kern Community College District, GO, Series C, 5.50%, 11/01/23(c)	$2,445	$2,498,998
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(c)	5,905	5,949,713
Series J, 5.25%, 05/15/38	1,675	1,688,661
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,800	1,809,846
Series A, AMT, 5.25%, 05/01/33	1,410	1,418,639
Series A, AMT, 5.00%, 05/01/44	1,860	1,881,128
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	940	978,997

		36,989,975

Colorado — 3.7%
City & County of Denver Colorado Airport System Revenue, RB
Series A, AMT, 5.50%, 11/15/28	1,500	1,529,552
Series A, AMT, 5.50%, 11/15/30	565	576,258
Series A, AMT, 5.50%, 11/15/31	675	688,505
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 12/01/48	1,700	1,770,650
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(b)	790	774,574
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(b)	1,050	958,340
Colorado Health Facilities Authority, RB 5.50%, 11/01/47	205	223,849
Series D, 4.29%, 05/15/61(a)	1,290	1,310,418
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	830	835,987
E-470 Public Highway Authority, Refunding RB, Series B, 3.40%, 09/01/39(a)	260	258,717
STC Metropolitan District No. 2, Refunding GO, Series A, 5.00%, 12/01/38	715	710,385

		9,637,235

Connecticut — 1.9%
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series I-1, 5.00%, 07/01/42.	1,015	1,059,754
State of Connecticut Special Tax Revenue, RB, Series A, 5.25%, 07/01/42	1,725	1,996,372
State of Connecticut, GO, Series A, 5.00%, 04/15/38	1,690	1,836,792

		4,892,918

Delaware — 0.6%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/43	1,400	1,449,843

Florida — 15.0%
Capital Trust Agency, Inc., RB(b)
Series A, 5.00%, 06/01/45	465	414,839
Series A, 5.50%, 06/01/57	165	150,732
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	3,000	3,154,434
County of Broward Florida Airport System Revenue, RB
Series A, AMT, 5.13%, 10/01/23(c)	5,665	5,740,362
Series A, AMT, 5.00%, 10/01/45	1,440	1,472,233

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Seaport Department, RB(c)
Series A, 5.38%, 10/01/23	$1,765	$1,795,699
Series A, 5.50%, 10/01/23	3,000	3,054,630
Series B, AMT, 6.00%, 10/01/23	1,060	1,078,951
Series B, AMT, 6.25%, 10/01/23	800	817,304
County of Miami-Dade Seaport Department, Refunding RB
Series A-2, (AGM), 4.00%, 10/01/49	4,020	3,910,330
Series A, AMT, 5.00%, 10/01/39(d)	1,025	1,095,685
Series A-1, AMT, (AGM), 4.00%, 10/01/45	3,230	3,118,504
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(b)	730	544,692
Finley Woods Community Development District, SAB
4.00%, 05/01/40	265	227,781
4.20%, 05/01/50	450	365,353
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	335	337,402
AMT, 5.00%, 05/01/29	470	442,109
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(b)	260	221,971
Highlands County Health Facilities Authority, Refunding RB, 1.58%, 11/15/56(a)	2,700	2,700,000
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/23(c)	2,995	3,040,590
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	40	40,070
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	670	593,149
4.00%, 05/01/50	640	519,334
Palm Beach County Health Facilities Authority, RB
Series A, 5.00%, 11/01/47	200	203,888
Series A, 5.00%, 11/01/52	285	289,483
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	2,065	1,961,876
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(c)	1,805	1,819,630
Southern Groves Community Development District No. 5, Refunding SAB, 4.00%, 05/01/43	380	316,421

		39,427,452

Georgia — 2.1%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	815	802,859
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	195	181,800
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	950	974,282
Series B, 5.00%, 12/01/52(a)	2,015	2,132,889
Municipal Electric Authority of Georgia, RB, 5.00%, 01/01/48	1,420	1,433,141

		5,524,971

Hawaii — 1.8%
State of Hawaii Airports System Revenue, COP AMT, 5.25%, 08/01/25	740	747,005

Security	Par (000)	Value

Hawaii (continued)
State of Hawaii Airports System Revenue, COP (continued)
AMT, 5.25%, 08/01/26	$1,205	$1,216,814
State of Hawaii Airports System Revenue, RB, Series A, AMT, 5.00%, 07/01/45	2,805	2,864,306

		4,828,125

Illinois — 12.9%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,225	1,279,731
Series A, 5.00%, 12/01/40	1,165	1,182,195
Series A, 5.00%, 12/01/47	795	797,787
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,140	1,146,364
Chicago Midway International Airport, Refunding RB
Series A, AMT, 2nd Lien, 5.50%, 01/01/28	1,000	1,001,843
Series A, AMT, 2nd Lien, 5.50%, 01/01/29	1,500	1,502,808
Series A, AMT, 2nd Lien, 5.38%, 01/01/33	2,000	2,002,610
Chicago O’Hare International Airport, RB, Series D, AMT, Senior Lien, 5.00%, 01/01/42	735	759,507
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	2,985	2,986,809
Cook County Community College District No. 508, GO
5.25%, 12/01/30	1,270	1,293,200
5.50%, 12/01/38	1,205	1,229,499
5.25%, 12/01/43	2,960	3,014,201
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 05/01/45	1,305	1,162,750
Series C, 5.00%, 02/15/41	975	1,016,595
Illinois Housing Development Authority, RB, S/F Housing, Series G, (FHLMC, FNMA, GNMA), 4.85%, 10/01/42	515	537,638
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/40	6,155	6,523,685
State of Illinois, GO
5.25%, 02/01/31	1,495	1,528,678
5.25%, 02/01/32	2,320	2,371,794
5.50%, 07/01/33	1,000	1,010,955
5.50%, 07/01/38	700	707,360
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/45(b)	715	654,946

		33,710,955

Indiana — 0.4%
Indiana Finance Authority, RB
Series A, 5.00%, 06/01/41	300	282,520
Series A, 5.00%, 06/01/51	220	195,648
Series A, 5.00%, 06/01/56	190	166,195
Series A, AMT, 5.00%, 07/01/23(c)	460	463,456

		1,107,819

Iowa — 1.2%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	3,350	2,865,014
Iowa Tobacco Settlement Authority, Refunding RB, CAB, Series B2, Subordinate, 0.00%, 06/01/65(e)	2,930	366,847

		3,231,861

Kentucky — 0.1%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(b)	150	143,295

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana — 3.1%
City of Shreveport Louisiana Water & Sewer Revenue, RB, Series B, Junior Lien, (AGM), 4.00%, 12/01/49	$6,100	$5,775,151
Lake Charles Harbor & Terminal District, RB, Series B, AMT, (AGM), 5.50%, 01/01/29	2,225	2,275,879

		8,051,030

Maryland — 6.3%
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	2,450	2,568,617
Maryland Economic Development Corp., RB, Class B, AMT, 5.00%, 12/31/40	525	550,062
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/45	1,360	1,322,598
Maryland Stadium Authority, RB (NPFGC), 5.00%, 05/01/34	4,780	5,313,797
Series A, (NPFGC), 5.00%, 05/01/47	6,460	6,856,612

		16,611,686

Massachusetts — 1.2%
Commonwealth of Massachusetts, GO, Series B, 3.00%, 04/01/49	1,300	1,056,079
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	940	971,562
Series A, 5.00%, 01/01/47	420	426,096
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 01/01/40	745	770,199

		3,223,936

Michigan — 2.7%
Michigan Finance Authority, Refunding RB
4.00%, 09/01/46	550	523,154
4.49%, 04/15/47(a)	2,910	3,034,769
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 0.55%, 04/01/25	175	165,687
Series A, AMT, 2.55%, 10/01/51	3,540	2,352,677
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	895	907,353

		6,983,640

Minnesota — 1.0%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	985	941,374
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, (FHLMC, FNMA, GNMA), 5.10%, 07/01/42	1,555	1,655,156

		2,596,530

Mississippi — 2.5%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	2,225	2,289,383
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(c)	1,000	1,012,706
State of Mississippi Gaming Tax Revenue, RB
Series A, 5.00%, 10/15/37	565	602,989
Series A, 4.00%, 10/15/38	2,815	2,772,845

		6,677,923

Security	Par (000)	Value

Montana — 0.1%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	$110	$109,649
Series B-2, 3.60%, 12/01/47	165	165,317

		274,966

Nebraska — 1.0%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	2,380	2,512,842

Nevada — 2.2%
Carson City Nevada, Refunding RB, 5.00%, 09/01/42	1,130	1,160,716
City of Las Vegas Nevada Special Improvement District No. 814, SAB
4.00%, 06/01/39	120	109,628
4.00%, 06/01/44	320	282,223
City of Reno Nevada, Refunding RB, Series A-1, (AGM), 4.00%, 06/01/43	2,690	2,682,847
County of Clark Nevada, GO, Series A, 5.00%, 06/01/37	500	546,049
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	580	592,370
5.00%, 07/01/45	400	402,726

		5,776,559

New Hampshire(a)(b) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series A, 3.63%, 07/01/43	315	262,646
Series B, AMT, 3.75%, 07/01/45	670	538,669

		801,315

New Jersey — 10.9%
New Jersey Economic Development Authority, RB
5.00%, 06/15/36	810	879,988
Series A, 5.00%, 06/15/47	2,500	2,589,790
Series LLL, 5.00%, 06/15/34	635	702,302
AMT, (AGM), 5.00%, 01/01/31	1,355	1,370,753
AMT, 5.38%, 01/01/43	1,940	1,957,751
New Jersey Economic Development Authority, Refunding RB, Series A, AMT, 2.20%, 10/01/39(a)	1,500	1,340,162
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, Class B, AMT, 4.00%, 12/01/41	1,195	1,204,960
Series C, Class C, AMT, Subordinate, 5.00%, 12/01/52	1,355	1,400,936
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series A, AMT, 3.80%, 10/01/32	1,880	1,864,748
New Jersey Transportation Trust Fund Authority, RB Class BB, 4.00%, 06/15/50	1,500	1,416,309
Series AA, 5.50%, 06/15/39	3,040	3,071,206
Series BB, 4.00%, 06/15/50	2,775	2,630,225
Series S, 5.25%, 06/15/43	2,980	3,165,955
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/32	2,735	3,030,990
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.00%, 06/01/46	1,000	1,030,316
Sub-Series B, 5.00%, 06/01/46	870	880,067

		28,536,458

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	$170	$147,175

New York — 4.3%
Metropolitan Transportation Authority, RB, Series A-1, 5.25%, 11/15/39	1,550	1,557,970
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series C-4, 1.25%, 11/01/36(a)	2,175	2,175,000
Series F-1, Subordinate, 5.00%, 02/01/47	510	565,537
New York Liberty Development Corp., Refunding RB Series 1, 4.00%, 02/15/43	1,750	1,724,436
Series 1, 5.00%, 11/15/44(b)	960	957,592
Series A, 3.00%, 11/15/51	210	156,114
New York State Thruway Authority, RB, Second Series, 4.13%, 03/15/56	1,675	1,655,143
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,025	1,068,640
AMT, 4.00%, 04/30/53	605	518,372
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	919,582

		11,298,386

North Carolina — 2.2%
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/50	195	161,332
Series A, 5.00%, 10/01/50	515	515,575
University of North Carolina at Chapel Hill, Refunding RB, Series A, 3.70%, 12/01/41(a)	4,970	4,965,949

		5,642,856

North Dakota — 0.2%
University of North Dakota, COP, Series A, (AGM), 4.00%, 06/01/46	510	486,274

Ohio — 3.2%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/40	490	451,611
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, 5.00%, 06/01/55	3,320	3,167,014
County of Franklin Ohio, RB, Series CC, 5.00%, 11/15/49	270	301,299
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	2,500	2,502,433
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,275	2,098,749

		8,521,106

Oklahoma — 1.4%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	3,600	3,629,434

Oregon — 0.4%
Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	1,100	1,157,607

Pennsylvania — 8.2%
Allegheny County Hospital Development Authority, RB, Series D2, 4.44%, 11/15/47(a)	1,040	1,074,425
Bristol Township School District, GO, (SAW), 5.25%, 06/01/23(c)	2,500	2,520,275
Bucks County Industrial Development Authority, RB 4.00%, 07/01/46	100	80,975

Security	Par (000)	Value

Pennsylvania (continued)
Bucks County Industrial Development Authority, RB (continued) 4.00%, 07/01/51	$100	$78,340
Hospitals & Higher Education Facilities Authority of Philadelphia, Refunding RB, (AGM), 4.00%, 07/01/40	1,215	1,199,936
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 5.00%, 09/01/48	1,240	1,280,464
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.50%, 06/30/43	515	561,456
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 2.45%, 10/01/41	210	158,789
Series 125B, AMT, 3.65%, 10/01/42	3,000	2,781,447
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.25%, 06/01/47	2,300	2,415,278
Series A, Subordinate, 5.00%, 12/01/37	750	809,099
Series A, Subordinate, 5.00%, 12/01/39	580	621,692
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, 5.00%, 12/01/41	2,490	2,635,426
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	1,285	1,383,764
Pittsburgh School District, GO, (SAW), 3.00%, 09/01/41	1,165	1,014,750
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	1,485	1,607,902
(SAW), 5.00%, 03/01/43	1,100	1,181,380

		21,405,398

Puerto Rico — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,882	3,697,605
Series A-1, Restructured, 5.00%, 07/01/58	5,266	5,188,326
Series A-2, Restructured, 4.78%, 07/01/58	264	251,297
Series A-2, Restructured, 4.33%, 07/01/40	1,279	1,223,085
Series B-1, Restructured, 4.75%, 07/01/53	407	388,026
Series B-2, Restructured, 4.78%, 07/01/58	394	374,536
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	4,757	1,320,962

		12,443,837

South Carolina — 4.5%
Charleston County Airport District, RB(c)
Series A, AMT, 5.50%, 07/01/23	2,500	2,523,457
Series A, AMT, 6.00%, 07/01/23	2,940	2,972,452
County of Charleston South Carolina, RB, 5.25%, 12/01/23(c)	3,760	3,836,531
South Carolina Jobs-Economic Development Authority, RB(b)
5.00%, 01/01/55	825	725,833
7.50%, 08/15/62	390	388,216
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,360	1,403,180

		11,849,669

Tennessee — 1.2%
Mercer County Improvement Authority, RB, Series B, AMT, 5.00%, 07/01/40	3,000	3,067,569

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 8.5%
Arlington Higher Education Finance Corp., RB
7.50%, 04/01/62	$410	$438,434
7.88%, 11/01/62(b)	360	374,798
City of Beaumont Texas, GO, 5.25%, 03/01/23(c)	2,345	2,349,741
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	395	395,347
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	225	231,463
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	2,010	2,191,224
Series A, AMT, 5.00%, 07/01/27	220	224,855
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,155	2,172,705
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	440	402,661
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/48	1,775	1,866,922
Red River Education Finance Corp., RB, 5.25%, 03/15/23(c)	1,070	1,073,183
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	1,620	1,753,289
Series B, 5.00%, 07/01/36	2,500	2,673,345
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 11/15/40	2,500	2,468,220
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	242,726
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/29	1,165	1,239,685
5.00%, 12/15/32	1,770	1,899,143
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	360	364,042

		22,361,783

Utah(b) — 0.2%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49	170	162,007
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40	325	315,500

		477,507

Vermont — 1.0%
University of Vermont and State Agricultural College, Refunding RB, 5.00%, 10/01/43	2,535	2,698,982

Virginia — 3.4%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47	3,715	3,896,452
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	955	928,193
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	4,000	4,018,660

		8,843,305

Washington — 3.5%
Central Puget Sound Regional Transit Authority, RB, Series 2015, Class 2A, 1.86%, 11/01/45(a)	3,000	3,003,024

Security	Par (000)	Value

Washington (continued)
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 3.97%, 01/01/40(a)	$915	$920,307
Port of Seattle Washington, RB, Series A, AMT, 5.00%, 05/01/43	660	685,932
State of Washington, COP, Series B, 5.00%, 07/01/38	1,155	1,224,847
State of Washington, GO, Series C, 5.00%, 02/01/36	3,000	3,361,914

		9,196,024

Wisconsin — 3.0%
Public Finance Authority, RB
5.00%, 10/15/51(b)	210	190,628
Class A, 5.00%, 06/15/51(b)	550	469,447
Series A, 4.00%, 11/15/37	175	160,279
Series A, 5.00%, 07/01/55(b)	305	273,875
Series A, 5.00%, 10/15/55(b)	955	871,391
Series A-1, 4.50%, 01/01/35(b)	520	467,472
Public Finance Authority, Refunding RB
5.00%, 09/01/49(b)	285	234,822
Series A, 5.00%, 11/15/49	570	549,295
Series B, AMT, 5.00%, 07/01/42	990	991,292
State of Wisconsin, GO, Series A, 4.16%, 05/01/25(a)	1,560	1,559,526
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	2,065	2,195,132

		7,963,159

Total Municipal Bonds — 140.4% (Cost: $371,912,828)		368,044,359

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 3.0%
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	7,499	7,890,886

Colorado — 1.3%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43(g)	3,262	3,480,316

Illinois — 1.1%
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	760	761,347
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	1,980	2,055,355

		2,816,702

Maryland — 1.0%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	2,499	2,624,433

New York — 1.9%
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	5,000	4,906,925

Pennsylvania — 4.5%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(g)	3,600	3,708,634

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38(g)	$5,929	$5,979,630
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,963	2,053,099

		11,741,363

Texas — 1.6%
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 11/15/38	4,295	4,330,524

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.4% (Cost: $37,810,386)		37,791,149

Total Long-Term Investments — 154.8% (Cost: $409,723,214)		405,835,508

	Shares

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(h)(i)	6,583,308	6,584,625

Total Short-Term Securities — 2.5% (Cost: $6,584,089)		6,584,625

Total Investments — 157.3% (Cost: $416,307,303)		412,420,133

Other Assets Less Liabilities — 1.3%		3,288,811

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.6)%		(22,497,377)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (50.0)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$262,211,567

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)	Zero-coupon bond.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between March 1, 2026 to November 1, 2026, is $7,669,205.

See Note 4 of the Notes to Financial Statements for details.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$4,488,570	$2,098,897	(a)	$—	$(2,989)	$147	$6,584,625	6,583,308	$70,649	$—

(a)	Represents net amount purchased (sold).

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	63	03/22/23	$7,233	$(72,633)
U.S. Long Bond	97	03/22/23	12,668	(247,692)
5-Year U.S. Treasury Note	73	03/31/23	7,990	(60,811)

				$(381,136)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$381,136	$—	$381,136

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,173,694	$—	$2,173,694

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$158,880	$—	$158,880

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$28,296,492

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$368,044,359	$—	$368,044,359
Municipal Bonds Transferred to Tender Option Bond Trusts	—	37,791,149	—	37,791,149

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$6,584,625	$—	$—	$6,584,625

	$6,584,625	$405,835,508	$—	$412,420,133

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(381,136)	$—	$—	$(381,136)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(22,362,382)	$—	$(22,362,382)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

	$—	$(153,362,382)	$—	$(153,362,382)

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

January 31, 2023

	BFZ	BTT	MUC	MUE

ASSETS
Investments, at value — unaffiliated(a)	$604,059,713	$2,413,251,357	$1,934,152,769	$405,835,508
Investments, at value — affiliated(b)	4,186,027	93,859,212	36,525,649	6,584,625
Cash	—	—	6,378,221	76,820
Cash pledged for futures contracts	1,991,000	—	4,100,000	632,000
Receivables:
Investments sold	—	62,000	45,529	709
TOB Trust	—	—	—	2,499,675
Dividends — affiliated	9,192	127,567	67,683	7,611
Interest — unaffiliated	6,956,155	21,320,401	23,628,127	4,010,267
Prepaid expenses	—	15,306	37,529	6,924

Total assets	617,202,087	2,528,635,843	2,004,935,507	419,654,139

ACCRUED LIABILITIES
Bank overdraft	4,432,012	—	—	—
Payables:
Investments purchased	238,884	11,779,371	4,313,741	2,765,578
Accounting services fees	22,179	112,154	100,881	33,302
Capital shares redeemed	156,831	—	596,064	—
Custodian fees	—	10,694	—	2,738
Income dividend distributions — Common Shares	1,039,401	3,976,514	3,739,250	754,772
Interest expense and fees	121,458	575,720	1,687,868	134,995
Investment advisory fees	280,138	837,721	854,259	185,628
Trustees’ and Officer’s fees	81,179	11,660	608,019	2,111
Other accrued expenses	23,022	23,439	13,893	8,863
Professional fees	50,457	34,183	21,138	36,520
Reorganization costs	—	—	44,833	—
Transfer agent fees	11,430	32,976	15,781	12,602
Variation margin on futures contracts	437,718	—	904,715	143,081

Total accrued liabilities	6,894,709	17,394,432	12,900,442	4,080,190

OTHER LIABILITIES
TOB Trust Certificates	35,140,000	69,569,982	211,599,963	22,362,382
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs(c)(d)(e)	—	749,752,309	—	—
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	171,300,000	—	526,400,000	131,000,000

Total other liabilities	206,440,000	819,322,291	737,999,963	153,362,382

Total liabilities	213,334,709	836,716,723	750,900,405	157,442,572

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$403,867,378	$1,691,919,120	$1,254,035,102	$262,211,567

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$430,110,516	$1,685,128,039	$1,367,172,071	$290,790,013
Accumulated earnings (loss)	(26,243,138)	6,791,081	(113,136,969)	(28,578,446)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$403,867,378	$1,691,919,120	$1,254,035,102	$262,211,567

Net asset value per Common Share	$13.25	$24.00	$12.97	$11.64

(a) Investments, at cost — unaffiliated	$591,978,026	$2,421,528,862	$1,927,438,104	$409,723,214
(b) Investments, at cost — affiliated	$4,185,288	$93,842,274	$36,514,992	$6,584,089
(c) Preferred Shares outstanding	1,713	150	5,264	1,310
(d) Preferred Shares authorized	1,713	150	20,864	9,490
(e) Par value per Preferred Share	$0.001	$0.001	$0.10	$0.10
(f) Common Shares outstanding	30,471,902	70,505,571	96,679,518	22,525,806
(g) Common Shares authorized	Unlimited	Unlimited	199,979,136	199,990,510
(h) Par value per Common Share	$0.001	$0.001	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Operations  (unaudited)

Six Months Ended January 31, 2023

	BFZ	BTT	MUC	MUE

INVESTMENT INCOME
Dividends — affiliated	$61,270	$588,220	$467,385	$70,649
Interest — unaffiliated	11,537,428	40,889,282	37,925,297	8,680,097

Total investment income	11,598,698	41,477,502	38,392,682	8,750,746

EXPENSES
Investment advisory	1,816,696	5,080,062	5,563,816	1,159,625
Professional	38,473	40,811	76,268	36,665
Accounting services	26,054	127,921	103,400	35,766
Transfer agent	15,008	35,434	25,356	16,467
Trustees and Officer	14,016	43,209	85,227	7,327
Custodian	11,594	14,143	19,107	3,630
Registration	5,198	11,889	28,249	4,134
Printing and postage	4,454	5,088	6,191	6,477
Miscellaneous	34,306	46,474	180,425	35,282

Total expenses excluding interest expense, fees and amortization of offering costs	1,965,799	5,405,031	6,088,039	1,305,373
Interest expense, fees and amortization of offering costs(a)	3,424,930	14,000,940	11,568,214	2,766,004

Total expenses	5,390,729	19,405,971	17,656,253	4,071,377
Less:
Fees waived and/or reimbursed by the Manager	(2,490)	(29,743)	(422,080)	(76,240)

Total expenses after fees waived and/or reimbursed	5,388,239	19,376,228	17,234,173	3,995,137

Net investment income	6,210,459	22,101,274	21,158,509	4,755,609

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(34,715,206)	36,622	(69,176,818)	(7,373,663)
Investments — affiliated	(2,377)	(29,387)	5,431	(2,989)
Futures contracts	5,704,843	—	6,871,567	2,173,694

	(29,012,740)	7,235	(62,299,820)	(5,202,958)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	21,948,887	(15,504,448)	23,724,513	(4,319,643)
Investments — affiliated	737	15,829	4,792	147
Futures contracts	1,533,732	—	(1,542,005)	158,880

	23,483,356	(15,488,619)	22,187,300	(4,160,616)

Net realized and unrealized loss	(5,529,384)	(15,481,384)	(40,112,520)	(9,363,574)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$681,075	$6,619,890	$(18,954,011)	$(4,607,965)

(a)	Related to TOB Trusts, VMTP and/or RVMTP Shares.

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BFZ		BTT

	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,210,459	$16,474,495	$22,101,274	$65,668,609
Net realized gain (loss)	(29,012,740)	(5,711,331)	7,235	10,127,147
Net change in unrealized appreciation (depreciation)	23,483,356	(83,282,513)	(15,488,619)	(237,941,606)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	681,075	(72,519,349)	6,619,890	(162,145,850)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(6,925,760)	(18,455,413)	(25,788,611)	(52,794,571)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(7,138,313)	(2,430,492)	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(13,382,998)	(93,405,254)	(19,168,721)	(214,940,421)
Beginning of period	417,250,376	510,655,630	1,711,087,841	1,926,028,262

End of period	$403,867,378	$417,250,376	$1,691,919,120	$1,711,087,841

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets  (continued)

	MUC		MUE

	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22	Six Months Ended 01/31/23 (unaudited)	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$21,158,509	$33,920,046	$4,755,609	$12,705,457
Net realized loss	(62,299,820)	(18,511,144)	(5,202,958)	(4,536,782)
Net change in unrealized appreciation (depreciation)	22,187,300	(110,334,687)	(4,160,616)	(47,875,963)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(18,954,011)	(94,925,785)	(4,607,965)	(39,707,288)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(26,874,730)	(36,403,800)	(5,744,080)	(14,191,214)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	777,266,364	—	—
Reinvestment of common distributions	—	472,286	—	72,596
Redemption of shares resulting from share repurchase program (including transaction costs)	(9,436,475)	—	—	—
Redemption of common shares due to reorgnization	—	(460)	—	—

Net increase (decrease) in net assets derived from capital share transactions	(9,436,475)	777,738,190	—	72,596

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(55,265,216)	646,408,605	(10,352,045)	(53,825,906)
Beginning of period	1,309,300,318	662,891,713	272,563,612	326,389,518

End of period	$1,254,035,102	$1,309,300,318	$262,211,567	$272,563,612

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2023

	BFZ	BTT	MUC	MUE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$681,075	$6,619,890	$(18,954,011)	$(4,607,965)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	520,430,383	413,170,114	639,921,088	82,491,638
Purchases of long-term investments	(460,005,429)	(219,937,002)	(480,636,752)	(55,394,732)
Net purchases of short-term securities	(1,628,431)	(40,853,105)	(13,461,130)	(2,098,897)
Amortization of premium and accretion of discount on investments and other fees	2,222,561	7,938,439	5,476,776	2,320,883
Net realized (gain) loss on investments	34,717,583	(7,235)	69,171,387	7,376,652
Net unrealized (appreciation) depreciation on investments	(21,949,624)	15,488,619	(23,729,305)	4,319,496
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(8,426)	(100,138)	(51,878)	(5,012)
Interest — unaffiliated	512,451	2,692,403	3,174,142	257,007
Prepaid expenses	7,736	6,380	155,241	21,375
Increase (Decrease) in Liabilities Payables
Accounting services fees	(8,839)	(70,199)	(106,256)	(23,038)
Custodian fees	(6,932)	(9,081)	(18,592)	(1,115)
Interest expense and fees	(82,037)	70,503	933,871	44,873
Investment advisory fees	(380,888)	(930,578)	(968,171)	(190,403)
Trustees’ and Officer’s fees	2,723	(1,632)	5,296	(305)
Other accrued expenses	(30,430)	5,154	(78,116)	1,530
Professional fees	(27,239)	(40,946)	(64,082)	(26,018)
Reorganization costs	—	—	(5,149)	—
Transfer agent fees	(4,710)	(15,708)	(14,111)	(5,185)
Variation margin on futures contracts	378,759	—	820,121	121,563

Net cash provided by operating activities	74,820,286	184,025,878	181,570,369	34,602,347

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(7,227,253)	(26,211,644)	(28,499,539)	(6,172,070)
Repayments of TOB Trust Certificates	(91,805,847)	(157,829,997)	(151,300,434)	(28,309,767)
Net payments on Common Shares redeemed including change in redemptions payable	(7,122,198)	—	(8,840,411)	—
Proceeds from TOB Trust Certificates	27,330,000	—	15,299,997	325
Increase (decrease) in bank overdraft	4,432,012	—	(90,761)	(8,015)
Amortization of deferred offering costs	—	15,763	—	—

Net cash used for financing activities	(74,393,286)	(184,025,878)	(173,431,148)	(34,489,527)

CASH
Net increase in restricted and unrestricted cash	427,000	—	8,139,221	112,820
Restricted and unrestricted cash at beginning of period	1,564,000	—	2,339,000	596,000

Restricted and unrestricted cash at end of period	$1,991,000	$—	$10,478,221	$708,820

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the period for interest expense	$3,506,967	$13,914,674	$10,634,343	$2,721,131

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$6,378,221	$76,820
Cash pledged
Futures contracts	1,991,000	—	4,100,000	632,000

	$1,991,000	$—	$10,478,221	$708,820

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Financial Highlights

(For a share outstanding throughout each period)

	BFZ

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$13.41		$16.29	$15.86	$15.25	$14.81	$15.34

Net investment income(a)	0.20		0.53	0.54	0.48	0.52	0.65
Net realized and unrealized gain (loss)		(0.14)	(2.82)	0.37	0.60	0.63	(0.51)

Net increase (decrease) from investment operations	0.06		(2.29)	0.91	1.08	1.15	0.14

Distributions to Common Shareholders(b)
From net investment income		(0.22)	(0.51)	(0.48)	(0.47)	(0.55)	(0.67)
From net realized gain	—		(0.08)	—	—	(0.16)	—

Total distributions to Common Shareholders		(0.22)	(0.59)	(0.48)	(0.47)	(0.71)	(0.67)

Net asset value, end of period	$13.25		$13.41	$16.29	$15.86	$15.25	$14.81

Market price, end of period	$11.47		$11.65	$15.01	$13.79	$13.50	$12.75

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.87	%(d)	(13.93)%	6.24%	7.69%	8.89%	1.41%

Based on market price	0.51	%(d)	(18.85)%	12.59%	5.77%	11.96%	(8.95)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.74	%(f)	1.67%	1.49%	2.17%	2.76%	2.41%

Total expenses after fees waived and/or reimbursed	2.74	%(f)	1.67%	1.49%	2.17%	2.76%	2.41%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)	1.00	%(f)	1.02%	1.01%	1.02%	1.06%	1.05%

Net investment income to Common Shareholders	3.16	%(f)	3.56%	3.37%	3.14%	3.56%	4.33%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$403,867		$417,250	$510,656	$500,353	$486,586	$472,407

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$171,300		$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$295,634	(h)	$254,015 (h)	$398,106 (i)	$392,092 (i)	$384,055 (i)	$375,778 (i)

TOB Trust Certificates, end of period (000)	$35,140		$99,616	$143,276	$143,276	$156,312	$157,126

Asset coverage per $1,000 of TOB Trust Certificates, end of period(j)	$17,368		$6,908	N/A	N/A	N/A	N/A

Portfolio turnover rate		75%	59%	19%	38%	51%	45%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(i)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTT

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22		Year Ended 07/31/21		Year Ended 07/31/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$24.27		$27.32		$26.31		$25.60		$23.62		$23.83

Net investment income(a)	0.31		0.93		1.00		0.92		0.80		0.85
Net realized and unrealized gain (loss)		(0.21)	(3.23)		0.76		0.54		1.93		(0.21)

Net increase (decrease) from investment operations	0.10		(2.30)		1.76		1.46		2.73		0.64

Distributions to Common Shareholders from net investment income(b)		(0.37)	(0.75)		(0.75)		(0.75)		(0.75)		(0.85)

Net asset value, end of period	$24.00		$24.27		$27.32		$26.31		$25.60		$23.62

Market price, end of period	$22.22		$23.65		$26.27		$24.78		$23.49		$21.43

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.58	%(d)	(8.41)%		6.92%		6.04%		12.17%		3.04%

Based on market price	(4.44	)%(d)	(7.17)%		9.16%		8.84%		13.45%		(3.73)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)

Total expenses	2.35	%(f)	1.17%		1.01%		1.56%		2.07%		1.76%

Total expenses after fees waived and/or reimbursed	2.34	%(f)	1.17%		1.01%		1.56%		2.07%		1.76%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)	0.65	%(f)	0.65%		0.65%		0.67%		0.69%		0.69%

Net investment income to Common Shareholders	2.67	%(f)	3.64%		3.74%		3.60%		3.31%		3.55%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$1,691,919		$1,711,088		$1,926,028		$1,854,873		$1,804,738		$1,665,198

RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000		$750,000		$750,000		$750,000		$750,000		$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$15,321,993	(h)	$13,753,263	(h)(i)	$17,840,188	(i)(j)	$17,365,817	(i)(j)	$17,031,589	(i)(j)	$16,101,317 (j)

TOB Trust Certificates, end of period (000)	$69,570		$227,400		$233,220		$261,820		$261,820		$261,820

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$36,097		$11,822		N/A		N/A		N/A		N/A

Portfolio turnover rate		7%	17%		9%		5%		21%		23%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)

Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the RVMTP Shares, and by multiplying the results by 5,000,000.

(i)

Amount presented in prior shareholder reports was based on Asset Coverage per RVMTP Shares at $100,000 liquidation value and has been updated to reflect Asset Coverage per RVMTP Shares at $5,000,000 liquidation value.

(j)

Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the RVMTP Shares, and by multiplying the results by 5,000,000.

(k)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUC

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$13.42		$16.16		$15.95	$15.56	$15.03	$15.53

Net investment income(a)	0.22		0.58		0.65	0.58	0.57	0.64
Net realized and unrealized gain (loss)		(0.39)	(2.66)		0.21	0.35	0.54	(0.47)

Net increase (decrease) from investment operations		(0.17)	(2.08)		0.86	0.93	1.11	0.17

Distributions to Common Shareholders(b)
From net investment income		(0.28)	(0.66)		(0.65)	(0.54)	(0.57)	(0.67)
From net realized gain	—		—		—	—	(0.01)	—

Total distributions to Common Shareholders		(0.28)	(0.66)		(0.65)	(0.54)	(0.58)	(0.67)

Net asset value, end of period	$12.97		$13.42		$16.16	$15.95	$15.56	$15.03

Market price, end of period	$11.52		$12.58		$16.09	$14.67	$14.00	$13.07

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.92	)%(d)	(12.92)%		5.78%	6.55%	8.17%	1.54%

Based on market price	(6.12	)%(d)	(18.01)%		14.52%	8.92%	11.92%	(7.03)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.89	%(f)	1.75	%(g)	1.46%	2.11%	2.58%	2.38%

Total expenses after fees waived and/or reimbursed	2.82	%(f)	1.69	%(g)	1.41%	2.05%	2.50%	2.29%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.93	%(f)	0.96	%(g)	0.92%	0.92%	0.92%	0.93%

Net investment income to Common Shareholders	3.46	%(f)	4.08%		4.11%	3.75%	3.82%	4.20%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,254,035		$1,309,300		$662,892	$653,836	$637,822	$616,387

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$526,400		$526,400		$254,000	$254,000	$254,000	$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$269,923	(i)	$249,806	(i)	$360,981 (j)	$357,416 (j)	$351,111 (j)	$342,672 (j)

TOB Trust Certificates, end of period (000)	$211,600		$347,600		$152,145	$158,512	$159,555	$185,905

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$9,414		$6,281		N/A	N/A	N/A	N/A

Portfolio turnover rate		24%	41%		4%	16%	24%	24%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.71%, 1.65% and 0.92%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUE

	Six Months Ended 01/31/23 (unaudited)		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$12.10		$14.49	$14.17	$13.92	$13.55	$14.19

Net investment income(a)	0.21		0.56	0.65	0.59	0.57	0.69
Net realized and unrealized gain (loss)		(0.41)	(2.32)	0.28	0.20	0.40	(0.61)

Net increase (decrease) from investment operations		(0.20)	(1.76)	0.93	0.79	0.97	0.08

Distributions to Common Shareholders from net investment income(b)		(0.26)	(0.63)	(0.61)	(0.54)	(0.60)	(0.72)

Net asset value, end of period	$11.64		$12.10	$14.49	$14.17	$13.92	$13.55

Market price, end of period	$10.43		$11.45	$14.41	$13.12	$12.67	$12.36

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.39	)%(d)	(12.21)%	6.97%	6.25%	7.96%	0.87%

Based on market price	(6.62	)%(d)	(16.47)%	14.89%	8.08%	7.72%	(7.85)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)

Total expenses	3.17	%(f)	1.75%	1.51%	2.07%	2.48%	2.24%

Total expenses after fees waived and/or reimbursed	3.11	%(f)	1.69%	1.48%	2.03%	2.45%	2.20%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees(g)	0.96	%(f)	0.95%	0.93%	0.95%	0.95%	0.95%

Net investment income to Common Shareholders	3.70	%(f)	4.25%	4.55%	4.29%	4.23%	4.96%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$262,212		$272,564	$326,390	$319,085	$313,406	$305,267

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$131,000		$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$270,976	(h)	$252,124 (h)	$349,152 (i)	$343,577 (i)	$339,241 (i)	$333,028 (i)

TOB Trust Certificates, end of period (000)	$22,362		$48,172	$59,850	$60,976	$58,458	$48,546

Asset coverage per $1,000 of TOB Trust Certificates, end of period(j)	$18,584		$9,378	N/A	N/A	N/A	N/A

Portfolio turnover rate		13%	28%	7%	18%	26%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(i)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

PriorYear Reorganization: The Board and shareholders of MUC (the “Acquiring Trust”) and the Board and shareholders of each of BlackRock MuniYield California Fund, Inc. (“MYC”) and BlackRock MuniYield California Quality Fund, Inc. (“MCA”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each Target Fund into the Acquiring Trust. As a result, the Acquiring Trust acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Trust.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Trust in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 8, 2022, less the costs of the Target Fund’s reorganizations. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Trust in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Trust in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MUC’s Share Class	Shares of MUC

MYC	Common	21,419,494	1.01385164	Common	21,716,172	(a)
MCA	Common	34,405,717	1.01061039	Common	34,770,757	(a)
MYC	VMTP	1,059	1	VMTP	1,059
MCA	VMTP	1,665	1	VMTP	1,665

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on April 8, 2022, the valuation date of the reorganizations were as follows:

	MYC	MCA

Net assets applicable to Common Shareholders	$298,816,683	$478,449,681
Paid-in-capital	302,810,070	492,079,121
Accumulated loss	(3,993,387)	(13,629,440)

For financial reporting purposes, assets received and shares issued by the Acquiring Trust were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Trust’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Trust before the reorganizations were $564,734,876. The aggregate net assets applicable to Common Shareholders of the Acquiring Trust immediately after the reorganizations amounted to $1,342,001,240. Each Target Fund’s fair value and cost of financial instruments prior to the reorganizations were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value

MYC	$503,360,614	$507,100,686	$104,690,676	$105,900,000
MCA	819,871,446	823,913,061	191,958,461	166,500,000

The purpose of these transactions was to combine three funds managed by the Manager with similar or substantially similar (but not identical) investment objectives and similar investment strategies, policies and restrictions and portfolio compositions. Each reorganization was a tax-free event and was effective on April 11, 2022.

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Assuming the reorganization had been completed on August 1, 2021, the beginning of the fiscal reporting period of the Acquiring Trust, the pro forma results of operations for the year ended July 31, 2022, are as follows:

• Net investment income/loss: $55,719,848

• Net realized and change in unrealized gain/loss on investments: $(268,549,785)

• Net decrease in net assets resulting from operations: $(212,829,937)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Trust’s Statements of Operations since April 11, 2022.

Reorganization costs incurred by MUC in connection with the reorganization were expensed by MUC. The Manager reimbursed MUC $110,355.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust.

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Notes to Financial Statements  (unaudited) (continued)

Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total

BFZ	$673,347	$137,549	$41,797	$ 852,693
BTT	1,398,174	203,981	197,526	1,799,681
MUC	2,920,651	565,490	184,025	3,670,166
MUE	344,817	62,293	23,391	430,501

For the six months ended January 31, 2023, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

BFZ	$76,591,158		$35,140,000		1.66% — 1.69%	$64,475,794	2.62%
BTT	104,489,994		69,569,982		1.70 — 1.73	128,822,448	2.77
MUC	392,128,248		211,599,963		1.68 — 1.78	265,569,866	2.74
MUE	37,791,149		22,362,382		1.69 — 1.96	31,920,446	2.67

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at January 31, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at January 31, 2023.

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Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, MUC and MUE pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Trust’s net assets:

	MUC	MUE

Investment advisory fees	0.55%	0.55%

For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV.

Effective January 1, 2023, for such services, BFZ pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Trust’s managed assets. Prior to January 1, 2023, for such services, BFZ paid the Manager a monthly fee at an annual rate equal to 0.58% of the average daily value of the Trust’s managed assets.

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2023, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BFZ	$ 2,490
BTT	29,743
MUC	17,439
MUE	4,072

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended January 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

With respect to MUC, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.04% of the average daily value of net assets through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2023, the amount waived was $404,641.

The Manager, for MUC and MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2023, the waivers were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

MUC	$—
MUE	72,168

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended January 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

MUE	$5,502,637	$—	$—

7.	PURCHASES AND SALES

For the six months ended January 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Trust Name	Purchases	Sales

BFZ	$460,244,313	$520,430,383
BTT	182,877,432	390,550,784
MUC	474,967,092	639,931,617
MUE	54,736,203	76,069,623

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of January 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of July 31, 2022, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring

BTT	$7,680,557
MUC	49,043,766
MUE	18,093,291

As of January 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BFZ	$562,388,865	$16,591,695	$(6,911,950)	$9,679,745
BTT	2,446,402,210	37,647,488	(46,509,112)	(8,861,624)
MUC	1,753,097,913	39,639,832	(36,486,635)	3,153,197
MUE	394,466,533	5,047,074	(9,836,993)	(4,789,919)

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Notes to Financial Statements  (unaudited) (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Investment Objective Risk: There is no assurance that BTT will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

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Notes to Financial Statements  (unaudited) (continued)

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

BFZ and BTT are authorized to issue an unlimited number of shares, MUC and MUE are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value of Common Shares for BFZ and BTT is $0.001 and for MUC and MUE is $0.10. The par value of Preferred Shares outstanding for BFZ and BTT is $0.001 and for MUC and MUE is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 01/31/23	Year Ended 07/31/22

MUC	—	29,799
MUE	—	5,047

For the six months ended January 31, 2023 and the year ended July 31, 2022, shares issued and outstanding remained constant for BTT.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021 for each trust (other than BTT) or November 18, 2021 (for BTT) subject to certain conditions. From December 1, 2022 through November 30, 2023, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022 for each Trust, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended January 31, 2023, BTT and MUE did not repurchase any shares.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (unaudited) (continued)

The total cost of the shares repurchased is reflected in BFZ’s and MUC’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BFZ		MUC

	Shares	Amounts	Shares	Amounts

Six Months Ended January 31, 2023	653,038	$7,138,313	848,846	$9,436,475
Year Ended July 31, 2022	216,743	2,430,492	35	460

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VMTP Shares

BFZ, MUC and MUE (for purposes of this section, each “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating

BFZ	03/22/12	1,713	$171,300,000	03/30/24	Aa2	AA
MUC	03/22/12	2,540	254,000,000	03/30/24	Aa2	AA
	04/11/22	2,724	272,400,000	03/30/24	Aa2	AA
MUE	12/16/11	1,310	131,000,000	07/02/24	Aa1	AA

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. With respect to BFZ and MUC, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. With respect to MUE, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MUE redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 1% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the daily Secured Overnight Financing Rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2023, the average annualized dividend rates for the VMTP Shares were as follows:

	BFZ	MUC	MUE

Dividend rates	3.00%	3.00%	3.57%

For the six months ended January 31, 2023, VMTP Shares issued and outstanding of BFZ, MUC and MUE remained constant.

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Notes to Financial Statements  (unaudited) (continued)

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. As of period end, the RVMTP Shares outstanding of BTT were as follows:

Trust Name	Issue Date	Shares Issued	Shares Outstanding	Aggregate Principal	Term Redemption Date

BTT	01/10/13	50	50	$250,000,000	12/31/30
	01/30/13	50	50	250,000,000	12/31/30
	02/20/13	50	50	250,000,000	12/31/30

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to a percentage of the one-month LIBOR rate. The fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and the then-holder(s) of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the six months ended January 31, 2023, the average annualized dividend rate for the RVMTP Shares was 3.25%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa2 from Moody’s and AA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the six months ended January 31, 2023, no RVMTP Shares were tendered for remarketing.

For the six months ended January 31, 2023, RVMTP Shares issued and outstanding of BTT remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VMTP and RVMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VMTP and RVMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization

BFZ	$2,572,237	$—
BTT	12,185,496	15,763
MUC	7,898,048	—
MUE	2,335,503	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (unaudited) (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BFZ	02/01/23	02/15/23	03/01/23	$0.039000
	03/01/23	03/15/23	04/03/23	0.039000
BTT	02/01/23	02/15/23	03/01/23	0.056400
	03/01/23	03/15/23	04/03/23	0.056400
MUC	02/01/23	02/15/23	03/01/23	0.038500
	03/01/23	03/15/23	04/03/23	0.033500
MUE	02/01/23	02/15/23	03/01/23	0.033500
	03/01/23	03/15/23	04/03/23	0.029000

The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)

Trust Name	Shares	Series	Declared

BFZ	VMTP	W-7	$517,701
BTT	RVMTP	W-7	2,307,786
MUC	VMTP	W-7	1,590,882
MUE	VMTP	W-7	433,233

(a)	Dividends declared for period February 1, 2023 to February 28, 2023.

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Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

Effective August 1, 2022, the State of Delaware enacted new control beneficial interest acquisition provisions of the Delaware Statutory Trust Act (the “Delaware CBIA Statute”) that automatically applies to Delaware statutory trusts that are registered as closed-end management investment companies under the Investment Company Act of 1940, such as BFZ and BTT. In general, the Delaware CBIA Statute limits the right of holders who acquire “control beneficial interests” of a statutory trust to vote those beneficial interests on matters under the Delaware Statutory Trust Act or the governing instrument of BFZ and BTT unless approved by disinterested shareholders holding two-thirds of the votes entitled to be cast. The Delaware CBIA Statute generally defines “control beneficial interests” to include beneficial interests that, in the absence of the Delaware CBIA Statute, if aggregated with all other beneficial interests of the statutory trust that are either (i) owned by the acquiring person (or an associate) or (ii) in respect of which the acquiring person (or an associate) is entitled to exercise or direct the exercise of voting power, would entitle that person to exercise or direct the exercise of voting power of beneficial interests in the election of trustees, within any of certain specified ranges of voting power starting at 10%. The Delaware CBIA Statute requires acquiring persons to disclose to the statutory trust any control beneficial interest acquisition within 10 days of such acquisition. The Delaware CBIA Statute allows a statutory trust’s governing instrument or board of trustees to provide exemptions from the statute’s limitations to acquisitions of beneficial interests, including as to any series or classes of beneficial interests. After careful consideration of a number of factors including, among other factors, the potential impact to each of BFZ’s and BTT’s use of leverage through preferred shares, each Trust’s Board of Trustees approved the adoption of an amendment to each Trust’s Statement of Preferences governing the preferred shares which provides for acquisitions of each Trust’s outstanding preferred shares to be exempt from the limitations of the Delaware CBIA Statute. The foregoing is only a summary of certain aspects of the Delaware CBIA Statute. Shareholders should consult their own legal counsel to determine the application of the Delaware CBIA Statute with respect to their beneficial interests of BFZ and BTT and any subsequent acquisitions of beneficial interests.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

A D D I T I O N A L I N F O R M A T I O N	67

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VMTP Redemption and Paying Agent and RVMTP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	69

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

ST	Special Tax

TA	Tax Allocation

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Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI4-01/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number of
	Number of Shares Purchased[1]	Price Paid per Share	Shares Purchased as Part of Publicly Announced Plans or Programs[1]	Shares that May Yet Be Purchased Under the Plans or Programs[1]
August 1-31, 2022	83,085	$ 11.5421	83,085	1,350,341
September 1-30, 2022	62,144	$ 10.6254	62,144	1,288,197
October 1-31, 2022	73,277	$ 10.2356	73,277	1,214,920
November 1-30, 2022	131,042	$ 10.8350	131,042	1,083,878
December 1-31, 2022	204,767	$ 10.8445	204,767	1,334,003
January 1-31, 2023	98,723	$ 11.3324	98,723	1,235,280
Total:	653,038	10.9159	653,038	1,235,280

1 On September 27, 2021, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2021, the Fund may repurchase through November 30, 2022, up to 5% of its common shares outstanding as of the close of business on November 18, 2022, subject to certain conditions. On September 8, 2022, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2022, the Fund may repurchase through November 30, 2023, up to 5% of its common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions.

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Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Income Trust

Date: March 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Income Trust

Date: March 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock California Municipal Income Trust

Date: March 23, 2023

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